TWO ROADS SHARED TRUST

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

June 28, 2022

Dear Shareholder:

We are writing to inform you of an important matter concerning your investment in the Conductor Global Equity Value Fund (the “Fund” or “Target Fund”). We are pleased to inform you of our plan to convert the Fund into an Exchange-Traded Fund (“ETF”) by merging it into a newly-created ETF, the Conductor Global Equity Value ETF (the “Acquiring ETF ”) ( the “Reorganization”).

After careful consideration and upon the recommendation of IronHorse Capital Management, LLC (“IronHorse”), the Fund’s investment adviser, the Board of Trustees (“Board”) of Two Roads Shared Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Fund, has approved an Agreement and Plan of Reorganization, pursuant to which the Target Fund will be reorganized into the Acquiring ETF, a newly-created, corresponding series of the Trust that has the same investment objective and investment strategies as the Fund. This Reorganization is expected to take place on or about August 1, 2022. In connection with the Reorganization, your shares of the Fund will be exchanged for shares of equal value of the Acquiring ETF. Interests of shareholders will not be diluted as a result of the Reorganization.

To implement the Reorganization, the Target Fund will transfer all of its assets to the Acquiring ETF in exchange for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all of the liabilities of the Fund. Effective on or about August 1, 2022 (the “Closing Date”), you will own shares in Acquiring ETF equal in net asset value to the shares of the Fund held by you immediately prior to the Closing Date. No sales charge, redemption fees or other transaction fees will be imposed in the Reorganization. The Reorganization of the Fund into the Acquiring ETF is intended to be a tax-free reorganization for Federal income tax purposes, except that the Acquiring ETF will cease to issue fractional shares, and any fractional shares held by you will redeemed at net asset value immediately before the Closing Date and we will distribute the cash value of the fractional shares to you.

NO ACTION ON YOUR PART IS REQUIRED REGARDING THE REORGANIZATION EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF . IF YOU HOLD YOUR SHARES OF THE FUND THROUGH A BROKERAGE ACCOUNT THAT ACCEPTS ETF SHARES, YOU WILL AUTOMATICALLY RECEIVE SHARES OF THE ACQUIRING ETF IN EXCHANGE FOR YOUR SHARES OF THE FUND AS OF THE CLOSING DATE. THE BOARD OF THE TRUST IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Shareholders of the Fund should know the options available to them with respect to the Reorganization, including the possible tax consequences of options outside of the tax-free reorganization.

You may:

1.	Continue to hold your investment and accept shares of the Acquiring ETF.

2.	Redeem your shares by contacting your financial intermediary.

If you hold your shares through a brokerage account that only accepts mutual fund shares, you should contact your financial intermediary prior to the Closing Date. If your account is not able to accept shares of the Acquiring ETF on the Closing Date, your investment in the Fund will be redeemed and the proceeds from the sale of your shares will be sent to you in cash. No redemption fees will be assessed in connection with the Reorganization. The liquidation of your investment and return of cash may be subject to tax. Alternatively, if you hold your shares of the Fund through an account with a financial intermediary that is not able to hold shares of an Acquiring Fund, like many group retirement plans, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the Reorganization. In some cases, this transfer may be subject to tax. If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption or liquidation of Fund shares as part of the Reorganization, which may include penalties (in addition to taxes). It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

We encourage you to carefully review the enclosed materials, which explain the Reorganization in greater detail. If you have any questions or need additional information, please contact the Fund at 1-844-GO-RAILX (1-844-467-2459).

Sincerely,

Richard A. Malinowski, Secretary

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QUESTIONS AND ANSWERS

We recommend that you read the complete Information Statement/Prospectus.

This section contains a brief Q&A which will help explain the Reorganization, including the reasons for the Reorganization. Following this section is a more detailed discussion.

Q. What is happening to the Conductor Global Equity Value Fund? Why am I receiving an Information Statement/Prospectus?

A. The Conductor Global Equity Value Fund (the “Fund” or “Target Fund”) currently operates as an open-end mutual fund. On or about August 1, 2022, the Fund will be reorganized into a newly-created series of Two Roads Shared Trust (the “Trust”), the Conductor Global Equity Value ETF (the “ETF” or “Acquiring ETF”), which has the same investment objective and investment strategies as the Target Fund, but will operate as an exchange-traded fund and will be listed on the New York Stock Exchange following the reorganization (the “Reorganization”). The Reorganization has been approved by the Trust’s Board of Trustees and will be carried out pursuant to an approved Agreement and Plan of Reorganization (the “Plan”).

Under the Plan, all of the assets and liabilities of the Fund will be transferred to a newly-created, corresponding Acquiring ETF, in exchange for shares of the Acquiring ETF of equivalent aggregate net asset value (“NAV”) of shares of the Target Fund on the Closing Date. Then, shares of the Acquiring ETF will be transferred to each shareholder’s account . Each Fund shareholder will receive the number of shares of the Acquiring ETF with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund held by such shareholder on the Closing Date.

Q. Has the Board of Trustees approved the Reorganization?

A. Yes, the Board of Trustees of the Trust approved the Reorganization on February 22, 2022. The Board, comprised entirely of Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), determined that the Reorganization is in the best interests of the Fund and that the Fund shareholders’ interests will not be diluted as a result of the Reorganization. Similarly, the Board believes that the Reorganization is in the best interests of the Acquiring ETF. The Acquiring ETF will not commence operations before the completion of the Reorganization and does not have existing shareholders.

Q. Why is the Reorganization occurring?

A. IronHorse Capital Management, LLC (the “Adviser”) recommended, and the Board accepted such recommendation, that the Reorganization to an exchange-traded fund will provide an overall benefit to shareholders over the current open-end mutual fund structure because of the various benefits that operating as an exchange-traded fund would offer. These include:

●	Equivalent or lower expenses. The Acquiring ETF will operate at a total expense ratio that will be lower relative to each of Class A, C and I shares of the Fund, but will be equivalent relative to Class Y shares of the Fund. This is because the Fund’s management fee is currently 1.25%, and the Adviser has agreed, with certain exclusions, to limit expenses on Class A, Class C and Class I shares to 2.15%, 2.90% and 1.90% of each class’s average daily net assets. The Adviser has agreed, with certain exclusions, to limit expenses on Class Y shares to 1.25% of the class’s average daily net assets. Post-reorganization, the Adviser will agree to subsidize all expenses of the Acquiring ETF’s shares above its management fee of 1.25% on the same terms as the current expense limitation agreement with respect to Class Y Shares (exclusive of brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“Fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses).

●	Expense limitation agreements generally have a fixed duration, unless they are reapproved annually by the Board. The Adviser has agreed as a condition of the Plan to continue the expense limitation agreement at the limits described above for so long as it continues to advise the Acquiring ETF. Although many exchange-traded funds operate under a “unitary fee”, which in effect caps total fund expenses at certain levels, approval of a “unitary fee” for the Acquiring ETF would require material changes to the investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, which would require shareholder approval. This Reorganization has been structured in a manner to not require shareholder approval.

●	Lower cost of operation. The Acquiring ETF will cost less to operate relative to the Fund. This is because there are expenses that the Fund incurs as part of its operations that the Acquiring ETF will not need to incur, including per-account transfer agency fees, shareholder servicing fees, state registration fees and certain custody-related expenses.

●	Potential for improved tax efficiency. Converting to an ETF structure can provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency for the Fund. In a mutual fund, when portfolio securities are sold, that sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs, including actively managed ETFs such as the Acquiring ETF,

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allow ETFs to acquire securities in-kind and redeem securities in-kind. This generally reduces the realization of capital gains by the ETFs for the same processes. As a result, capital gains distributions, if any, made by an ETF typically are small and shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. The Acquiring ETF will pursue the same investment objective and investment strategies as the Fund but in an ETF structure.

●	Single class of investment and the elimination of sales charges and Rule 12b-1 distribution fees. The Acquiring ETF will be comprised of one share class with no sales charge or Rule 12b-1 fees.

●	Enhanced portfolio transparency. The Acquiring ETF will be required to report its portfolio holdings on a daily basis.

●	Potential for expanded distribution platform opportunities in connection with the ETF structure, which could in turn increase Fund assets and create potential opportunities for economies of scale.

●	Intraday trading. The Fund can only be purchased or sold once daily after the next-determined NAV. In contrast, because the Acquiring ETF will be listed on an exchange, shares can be purchased and sold throughout the trading day at fair market value on the exchange, which gives the shareholder more control over the ability to enter into or out of their investment. However, because buying or selling shares of the Acquiring ETF will be done at the market price, an investor will no longer be transacting with the Acquiring ETF at the Acquiring ETF’s NAV, and the price of the purchase or sale may be more or less than the Acquiring ETF’s NAV. Such transactions may also result in paying brokerage commissions.

Q. How will the Reorganization affect me as a shareholder?

A. Following the Reorganization of the Fund, you will own shares of an ETF having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund you owned prior to the Reorganization. Because ETFs trade in units of whole shares, if you owned fractional shares of the Fund, those fractional shares will be redeemed at NAV and you will receive the proceeds of that redemption. If your investment is in a taxable account, that redemption of fractional shares may be subject to tax.

Prior to the Reorganization, Class A, Class C and Class I shares of the Fund will be converted to Class Y shares (without a contingent deferred sales charge or other charge). In the Reorganization, all of the assets and the liabilities of the Fund will be transferred to the newly-formed Acquiring ETF. You, as a shareholder of the Fund, will receive shares of the Acquiring ETF equal to the value of the shares you own of the Target Fund. Shares of the Acquiring ETF will either be transferred to each shareholder’s brokerage account or, if the shareholder’s brokerage account in not able to hold ETF shares, redeemed and the proceeds from the sale of shares will be sent to the shareholder in cash. The liquidation of your investment and return of cash may be subject to tax.

In addition, if you held Class A, Class C or Class I shares of the Fund, your shares will be converted into Class Y shares of the Fund effective on or about July 25, 2022, and you will receive Class Y Shares of the Fund. Class A and Class C shares of the Fund impose a fee pursuant to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a “Rule 12b-1 Fee”), while Class Y Shares of the Fund does not impose a Rule 12b-1 Fee. Effective June 28, 2022, the Fund will waive redemption fees until the Reorganization is complete and the Fund ceases operations.

No physical share certificates will be issued to shareholders. After the Reorganization, shareholders will hold the same percentage of ownership in the Acquiring ETF as that each shareholder held in the Target Fund prior to the Reorganization (adjusted for cash distributions resulting from any fractional shares, if any).

The Fund currently operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring ETF, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike shareholders of the Fund prior to the share conversion, shareholders of the Acquiring ETF will not own a particular class of shares.

After the Reorganization, individual shares of the Acquiring ETF may only be purchased and sold on the New York Stock Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems. Should you decide to purchase or sell shares in your Acquiring ETF after the Reorganization, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Acquiring ETF shares trade at market prices rather than at NAV, Acquiring ETF shares may trade at a price less than (discount) or greater than (premium) the ETF’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs trade with no transaction fees (NTF) on many platforms.

Q. Am I Being Asked to Vote on the Reorganization?

A. No. Votes of the shareholders of the Fund are not required to approve the Reorganization under Delaware law or the Trust’s Declaration of Trust. Under Rule 17a-8 of the 1940 Act, a vote of shareholders of the Fund also is not required. This is because the Acquiring ETF is constructed to correspond to the Fund. The Acquiring ETF will operate using the same investment strategies and policies, and the same investment adviser and portfolio manager, as the Fund, and will also maintain the same policies and Board.

Q. Will the Reorganization affect the way my investments are managed?

A. No. IronHorse is the investment adviser to both the Fund and the Acquiring ETF. The Acquiring ETF will be managed using the same investment objective and investment strategies currently used by the Fund.

Q. Will the fees and expenses of the Acquiring ETF be lower than the fees and expenses of the Fund?

A. As described above, for most shareholders of the Fund (current Class A, C and I shareholders), yes, the fees and expenses of the Acquiring ETF will be lower than that of the Fund. This is because the Acquiring ETF is expected to experience lower overall expenses as compared to the Fund, and also because the Adviser has agreed to an expense limitation agreement that will limit net expenses of the Acquiring ETF at a level less than the current expense limit of Class A, C and I shares of the Fund. The management fee will not change and the expense limitation of the Acquiring ETF will be equivalent to that currently applied to Class Y shares of the Fund.

Q. Are there any differences in risks between the Fund and the Acquiring ETF?

A. Yes. The Acquiring ETF is subject to risks attributable to operating as an ETF. Such risks include, but are not limited to, Authorized Participant Concentration Risk and ETF Structure Risks, which include the risk that shares are not individually redeemable, there may be trading Issues on the exchange, and Market Price Variance Risk. These risks are discussed in greater detail in the Information Statement/Prospectus.

Q. What are some features of ETFs that differ from mutual funds?

A. The following are some unique features of ETFs as compared to mutual funds:

●	Transparency. The Acquiring ETF will be a transparent ETF that operates with full transparency of its portfolio holdings. Following the Reorganization, the Acquiring ETF will make its portfolio holdings public each day. This holdings information will be found on the Acquiring ETF’s website, www.conductorfunds.com.

●	Potential for improved tax efficiency. Converting to an ETF structure can provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency for the Fund. In a mutual fund, when portfolio securities are sold, that sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs, including actively managed ETFs such as the Acquiring ETF, allows ETFs to acquire securities in-kind and redeem securities in-kind. This generally reduces the realization of capital gains by the ETFs for the same processes. As a result, capital gains distributions, if any, made by an ETF typically are small and shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares.

●	Intraday trading. The Fund can only be purchased or sold once daily after the next-determined NAV. In contrast, because the Acquiring ETF will be listed on an exchange, shares can be purchased and sold throughout the trading day at fair market value on the exchange, which gives the shareholder more control over the ability to enter into or out of their investment. However, because buying or selling shares of the Acquiring ETF will be done at the market price, an investor will no longer be transacting with the Acquiring ETF at the Acquiring ETF’s NAV, and the price of the purchase or sale may be more or less than the Acquiring ETF’s NAV. Such transactions may also result in paying brokerage commissions.

●	Sales only through a Broker. Unlike a mutual fund, ETF shares cannot be purchased or redeemed directly from the Fund (except by an Authorized Participant). Investors that wish to purchase or sell Acquiring ETF shares after the Reorganization will need to have a broker-dealer execute their transaction at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as the Acquiring ETF, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF, like the Acquiring ETF, may trade at a price less than (discount) or greater than (premium) the ETF’s NAV. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors, rather than an ETF’s NAV, which is calculated at the end of each business day.

Q. When are the Reorganization expected to occur?

A. IronHorse anticipates commencing the Reorganization on or around August 1, 2022. This date could be delayed for a number of reasons due to the requires steps that would need to be completed to effect the Reorganization, including but not limited to the ability to list the Acquiring ETF shares on an exchange. IronHorse will publicly disclose updates on material developments throughout the process on the Acquiring ETF’s website at www.conductorfunds.com.

Q. Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A. No. Shareholders will not pay any sales load, commission or other similar fee in connection with the receipt of Acquiring ETF shares from the Reorganization.

Q. Who will pay the costs in connection with the Reorganization?

A. The cost of the Reorganization, which is expected to be approximately $165,000, will be allocated among IronHorse and the Fund. Because the Reorganization is expected to benefit the Fund, the Board of the Trust has approved the Fund’s participation in the payment of costs of the Reorganization. The Fund will reimburse IronHorse in the amount of 50% of the cost of the Reorganization, but in no event more than $100,000.00, and the Fund’s obligation to reimburse Ironhorse will be contingent upon the successful completion of the Reorganization. $100,000.00 represents about 0. 15 % of the Fund’s net assets or $0.02 per share (Class Y shares) as of May 17 , 2022.

Q. Will the Reorganization result in any federal tax liability to me?

A. The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. Some shareholders may receive cash compensation for their fractional shares of the Fund that they hold. The redemption of these fractional shares will likely be a taxable event, albeit a small one. If shareholders sell their Fund shares prior to the Reorganization, or because their brokerage accounts will not accept shares of an ETF, such sales will be a taxable event.

In addition, as described above, you may also experience tax consequences if your investment is liquidated and the cash value of your Fund shares is returned to you or if your shares of a Fund are transferred by your financial intermediary to a different investment option because you did not hold your shares of the Fund through a brokerage account that can accept shares of the Acquiring ETF on the Closing Date of the Reorganization. Prior to the Reorganization, the Fund could be required to sell securities in one or more international markets that do not permit in-kind transfers, and these sales are expected to result in the payment of capital gains taxes for investments in these markets. To the extent the Fund’s holdings in these securities are sold at a profit, the Fund will need to make a distribution of capital gains to shareholders. However, the Fund currently has capital loss carryforwards that exceed its anticipated realized and recognized capital gains. If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption or liquidation of Fund shares, which may include penalties (in addition to taxes).

Shareholders should consult their tax advisors about possible state, local, or foreign tax considerations with respect to the Reorganization, if any, because the information about tax consequences in this document relates to the U.S. federal income tax consequences of the Reorganization only.

Q. Can I purchase, redeem or exchange shares of a Fund before the Reorganization takes place?

A. Yes, there is no change in your ability to transact in shares of the Fund prior to the Reorganization, except that after the conversion of Class A, Class C and Class I shares to Class Y shares on or about July 25, 2022, only Class Y shares will be available for purchase until the Reorganization. You can purchase Fund shares until July 28, 2022. You can redeem Fund shares until the day before the Reorganization occurs. That means your redemption order must be received before the close of business on July 29, 2022. Any shares not redeemed before the date of the Reorganization, which we expect will be August 1, 2022, will be exchanged for shares of the Acquiring ETF provided you have a brokerage account that can hold ETF shares. No redemption fees will be imposed by the Fund for any redemptions after June 28, 2022. If you have an account that at the time of the Reorganization is not able to hold ETF shares, your shares of the Fund will be redeemed and the proceeds from the sale of shares will be sent to you in cash. The liquidation of your investment and return of cash may be subject to tax. The Fund does not currently have exchange privileges with any other fund. The Acquiring ETF will open for trading on August 1, 2022.

Q. What do I need to do to prepare for the Reorganization?

A. If you hold your shares of the Fund in an account directly at the Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares. If you are unsure about the ability of your account to accept ETF shares, contact your financial advisor or other financial intermediary. The conversion of Acquiring ETF shares to cash may be subject to fees and expenses and will be a taxable event.

Q. Whom do I contact for further information?

A. You can contact your financial advisor or other financial intermediary for further information. You also may contact the Fund at 1- 844-GO-RAILX (1-844-467-2459).

Important additional information about the Reorganization is set forth in the accompanying Information
Statement/Prospectus. Please read it carefully.

IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT QUESTIONS AND ANSWERS

This section contains a brief Q&A which provides information for you to determine if you need to take action with respect to your shareholder account prior to the Reorganization.

Q. What do I need to do about my account prior to the Reorganization?

A. The following provides information to determine whether you will need to take action prior to the Reorganization with respect to your Target Fund shares based on the characteristics of your account.

Accounts that Require No Action

If you hold your shares of the Target Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will not need to take any action with respect to your account prior to the Reorganization to receive ETF shares of the Acquiring ETF.

Accounts that Require Action

Non-Accommodating Brokerage Accounts—If you hold your shares of the Target Fund in a brokerage account that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

If you are unsure about the ability of your account to accept ETF shares, contact your financial advisor or other financial intermediary.

Q. How do I transfer my Target Fund Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that accepts ETF shares?

A. The broker where you hold the Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q. What will happen if I don’t have a Brokerage Account that can accept ETF shares at the time of the Reorganization?

A. If you don’t have a brokerage account or relationship with the brokerage firm you need to open an account that can accept or maintain such shares. If your brokerage account is not able to accept shares of the Acquiring ETF on the Closing Date, your investment in the Fund will be redeemed and the proceeds from the sale of your shares will be sent to you in cash (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring ETF shares to cash may be subject to fees and expenses and will be a taxable event.

Q. What if I don’t want to hold ETF shares?

A. If you don’t want to receive ETF shares in connection with the Reorganization, you may redeem your shares of the Target Fund prior to the Reorganization. The last day to redeem your shares of the Target Fund is July 29, 2022.

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CONDUCTOR GLOBAL EQUITY VALUE ETF

A SERIES OF TWO ROADS SHARED TRUST

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

1-844-GO-RAILX (1-844-467-2459)

INFORMATION STATEMENT/PROSPECTUS

Dated June 28, 2022

This Information Statement/Prospectus is being furnished to shareholders of the Conductor Global Equity Value Fund (the “Fund” or the “Target Fund”), a series of Two Roads Shared Trust (the “Trust”) in connection with the reorganization (the “Reorganization”) of the Target Fund into a newly-created, corresponding series, the Conductor Global Equity Value ETF (the “Acquiring ETF”), also a series of the Trust.

Target Fund	Acquiring ETF
Conductor Global Equity Value Fund	Conductor Global Equity Value ETF

As discussed in greater detail below, the Reorganization will result in the Reorganization of the Fund into an exchange-traded fund (an “ETF”) from an open-end mutual fund. The Fund and the Acquiring ETF will have identical investment objectives, investment strategies, policies, and restrictions and similar investment risks, and there will be no change in investment adviser or portfolio manager. The Board of Trustees of the Trust (the “Board”) which is comprised entirely of Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the Fund, has approved an Agreement and Plan of Reorganization (the “Plan”) under which:

(i)	The Fund will transfer all of its assets and liabilities to the Acquiring ETF in exchange solely for shares of the Acquiring ETF;

(ii)	the shares of the Acquiring ETF will be distributed to the shareholders of the Fund according to their respective interests in the Fund; and

(iii)	The Fund will be liquidated and dissolved.

For purposes of this Information Statement/Prospectus, the terms “shareholder,” “you” and “your” refer to the shareholders of the Fund.

Shares of the Acquiring ETF will be listed for trading on the New York Stock Exchange.

The Board has determined that the Reorganization is in the best interests of the Fund and that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization. Similarly, the Board believes that the Reorganization is in the best interests of the Acquiring ETF. Following the Reorganization, the Acquiring ETF will continue to pursue the same primary investment objective and will have the same principal investment strategies and fundamental investment policies as the Fund currently does. Certain risks of the Acquiring ETF will differ from that of the Fund. Shares of the Acquiring ETF will be open for trading on the New York Stock Exchange on August 1, 2022.

Each of the Target Fund and the Acquiring Portfolio is a series of the Trust, a statutory trust created under the laws of the state of Delaware, which is registered with the SEC as an open-end management investment company. The principal offices of the Trust is located at 225 Pictoria Blvd, Suite 450 Cincinnati, OH 45246. The Fund and the Acquiring ETF are advised by IronHorse Capital Management, LLC (the “Adviser”). The principal offices of the Adviser are located at 3102 West End Avenue, Suite 400, Nashville, TN 37203.

This Information Statement/Prospectus sets forth concisely the information that you should know before investing. Please read it carefully and retain it for future reference. A statement of additional information, dated June 28, 2022, relating to this Information Statement/Prospectus and the proposed Reorganization, is available upon request and without charge by calling collect or writing to the Fund at the phone number and address listed above.

Additional information is available in the following materials:

●	The Fund’s prospectus dated March 1, 2022, which is on file with the SEC (http://www.sec.gov) (File No. 811-22718) (Accession No. 0001580642-22-001092);

●	The Fund’s Statement of Additional Information dated March 1, 2022, which is on file with the SEC (http://www.sec.gov) (File No. 811-22718) (Accession No. 0001580642-22-001092);

●	The Acquiring ETF’s prospectus dated April 13, 2022, which is on file with the SEC (http://www.sec.gov) (File No. 811- 22718) (Accession No. 0001580642-22-002069);

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●	The Acquiring ETF’s Statement of Additional Information dated April 13, 2022, which is on file with the SEC (http://www.sec.gov) (File No. 811-22718) (Accession No. 0001580642-22-002069);

●	The Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2021, including the audited financial statements and related report of the independent public accounting firm, which has previously been sent to shareholders of the Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-22718) (Accession No. 0001580642-21-000058); and

●	The Fund’s Semi-Annual Report to shareholders for the fiscal period ended April 30, 2021, which has previously been sent to shareholders of the Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-22718) (Accession No. 0001580642-21-003058).

The Acquiring ETF has filed a Prospectus and Statement of Additional Information as it will be offered after the Reorganization. Because the Acquiring ETF has not yet commenced operations, no Annual Report or Semi-Annual Report is yet available.

The Target Fund’s Prospectus and Acquiring ETF’s Prospectus and respective Statements of Additional Information are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus. A copy of the Acquiring ETF’s Prospectus accompanies this Information Statement/Prospectus. The Statement of Additional Information to this Information Statement/Prospectus also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus.

The prospectuses, statements of additional information, and the most recent annual shareholder reports listed above, have been filed with the SEC and are available, free of charge, by (i) calling the Fund at 1-844-GO-RAILX (1-844-467-2459), submitting a written request for redemption to Conductor Global Value Equity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154, or by accessing the links above from the EDGAR database on the SEC’s Internet site at http://www.sec.gov or upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

This Information Statement/Prospectus, which constitutes part of a Registration Statement filed by the Trust with the Commission under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring ETF and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

This Information Statement/Prospectus dated June 28, 2022 is expected to be mailed to shareholders of the Fund on or about
July 5, 2022.

AN INVESTMENT IN THE ACQUIRING ETF IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS INFORMATION STATEMENT/PROSPECTUS AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS INFORMATION STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT EXCEPT TO CHECK FOR WHETHER YOU HAVE A BROKERAGE ACCOUNT THAT CAN ACCEPT SHARES OF AN ETF. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ii

TABLE OF CONTENTS

SUMMARY	1
The Reorganization	1
Reasons for the Proposed Reorganization	2
Fee Table and Expense Example	3
Investment Objectives, Policies and Risks	4
Comparison of Investment Objectives	4
Comparison of Investment Strategies	5
Comparison of Investment Restrictions	6
Distribution and Purchase Procedures and Exchange Rights	7
Purchase Procedures	7
Exchange Privileges	10
Redemption Procedures	10
Performance Comparison	12
Federal Tax Consequences	13
Comparison of Principal Risk Factors	13
INFORMATION RELATING TO THE REORGANIZATION	19
Reasons for the Reorganization	19
Board Considerations	20
Operation of the Reorganization	22
Federal Income Taxes	22
Expenses of the Reorganization	24
Capital Structure and Shareholder Rights	24
Capitalization	25
ADDITIONAL INFORMATION ABOUT THE FUND AND ACQUIRING ETF	25
Principal Shareholders and Control Persons	25
Service Providers	25
Householding	26
FINANCIAL HIGHLIGHTS	27
EXHIBIT A: MORE ABOUT THE ACQUIRING ETF’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND OTHER INFORMATION	A-1
EXHIBIT B: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	B-1

SUMMARY

This is only a summary of certain information contained in this Information Statement/Prospectus. Shareholders should carefully read the more complete information in the rest of this Information Statement/Prospectus, including the information contained in Exhibit A hereto, the Plan relating to the Reorganization, a form of which is attached to this Information Statement/Prospectus in Exhibit B, and the Acquiring ETF’s Prospectus, which accompanies this Information Statement/Prospectus. For purposes of this Information Statement/Prospectus, the terms “shareholder”, “you”, and “your” refer to shareholders of the Target Fund.

The Trust, organized under the laws of the state of Delaware, is an open-end management investment company registered with the SEC. Each of the Fund and the Acquiring ETF are organized as separate series of the Trust. The primary investment objective of the Fund is to provide long-term risk-adjusted total return. The Fund currently offers Class A, Class C, Class I, and Class Y shares for purchase. Prior to the Reorganization, Class A, Class C and Class I shares of the Fund will be converted to Class Y shares.

The Fund is currently operated as an open-end mutual fund. The Fund will be converted into an exchange-traded fund (“ETF”) pursuant to the Plan of Reorganization (the “Plan”) that will result in the reorganization of the Fund into a newly-created fund that has the same investment objective and investment strategies as the Fund, but is structured as an ETF (the “Acquiring ETF ”) ( collectively, the “Reorganization). For reference purposes, the identification of the Target Fund and Acquiring ETF are listed in the chart below.

Target Fund	Acquiring ETF
Conductor Global Equity Value Fund	Conductor Global Equity Value ETF

IronHorse Capital Management, LLC (the “Adviser”) is the investment adviser for the Fund. Charles Albert Cunningham, III, CFA, Chief Investment Officer of IronHorse, is and has been the Fund’s portfolio manager since inception, and is expected to continue the day-to-day management of the Acquiring ETF following the Reorganization.

In addition, the following also will not change after the Reorganization:

●	the Acquiring ETF’s fiscal year will be the same as the Fund;

●	the investment adviser to the Acquiring ETF will be the same as the investment adviser to the Fund;

●	the portfolio of the Acquiring ETF will generally remain the same as the Fund’s with no changes anticipated to be made as a result of being reorganized;

●	the primary service providers (fund accounting, fund administration, transfer agency, custodian, distributor and auditor) will remain the same following the Reorganization and the fees charged by the Acquiring ETF’s service providers are expected to be the same or lower than those charged by the Fund’s service providers;

●	the fees paid to the investment adviser of the Acquiring ETF will be the same as the fees paid to the investment adviser of the Fund;

●	the expense limitations for the Acquiring ETF will be the same or lower than the expense limitations for the current share classes of the Fund;

The Reorganization

The following provides an overview of how the Reorganization will work. Prior to the Reorganization, Class A, Class C, and Class I shares of the Fund will be converted into Class Y shares of the Fund. The conversion will not result in taxable gain or loss for the Fund or its shareholders. The conversion of Class A, Class C, and Class I shares of the Fund to Class Y shares of the Fund is expected to occur on or about July 25, 2022. After that date, the Fund will cease to calculate individual net asset values (“NAVs”) per share of the Class A, C and I share classes of the Fund and only Class Y shares will remain until the Reorganization occurs. Under the Plan, all of the assets and liabilities of the Fund will be transferred to the newly-created, corresponding Acquiring ETF in exchange for shares of the Acquiring ETF of equivalent aggregate net asset value (“NAV”). Shares of the Fund will be exchanged for shares of the Acquiring ETF with an equivalent NAV. Shares of the Acquiring ETF will be transferred to each shareholder’s brokerage account or the account will be converted to cash in the event that such account is not able to hold ETFs. After shares of the Acquiring ETF are distributed to the Fund’s shareholders, the Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring ETF. This exchange will occur on the closing date of the Reorganization, which is the specific date on which the Reorganization takes place. The closing date of the Reorganization is expected to occur after the close of business on or about July 29, 2022. Fractional shares of the Acquiring ETF will not be issued, so for some shareholders, fractional shares of the Fund will be redeemed at NAV immediately prior to the Reorganization resulting in a small cash payment, which will be taxable. Shares of the Acquiring ETF will commence trading on August 1, 2022, the next business day following the Reorganization.

Reasons for the Proposed Reorganization

IronHorse has recommended to the Board of the Trust that the Fund be reorganized into the Acquiring ETF because the ETF structure of the Acquiring ETF may provide the following benefits:

●	Equivalent or lower expenses. The Acquiring ETF will operate at a total expense ratio that will be lower relative to each of Class A, C and I shares of the Fund, but will be equivalent relative to Class Y shares of the Fund. This is because the Fund’s management fee is currently 1.25%, and the Adviser has agreed, with certain exclusions, to limit expenses on Class A, Class C and Class I shares to 2.15%, 2.90% and 1.90% of each class’s average daily net assets. The Adviser has agreed, with certain exclusions, to limit expenses on Class Y shares to 1.25% of the class’s average daily net assets. Post-reorganization, the Adviser will agree to subsidize all expenses of the Acquiring ETF’s shares above its management fee of 1.25% on the same terms as the current expense limitation agreement with respect to Class Y shares of the Fund (exclusive of any front- end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“Fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses).

Expense limitation agreements generally have a fixed duration, unless they are reapproved annually by the Board. The Adviser has agreed as a condition of the Plan to continue the expense limitation agreement at the limits described above for so long as it continues to advise the Acquiring ETF. Although many exchange-traded funds operate under a “unitary fee”, which in effect caps total fund expenses at certain levels, approval of a “unitary fee” for the Acquiring ETF would require material changes to the investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, which would require shareholder approval. This Reorganization has been structured in a manner to not require shareholder approval.

●	Lower cost of operation. The Acquiring ETF will cost less to operate relative to the Fund. This is because there are expenses that the Fund incurs as part of its operations that the Acquiring ETF will not need to incur, including per-account transfer agency fees, shareholder servicing fees, state registration fees and certain custody related expenses.

●	Potential for improved tax efficiency. Converting to an ETF structure can provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency for the Fund. In a mutual fund, when portfolio securities are sold, that sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs, including actively managed ETFs such as the Acquiring ETF, allow ETFs to acquire securities in-kind and redeem securities in-kind. This generally reduces the realization of capital gains by the ETFs for the same processes. As a result, capital gains distributions, if any, made by an ETF typically are small and shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. The Acquiring ETF will pursue the same investment objective and investment strategies as the Fund but in an ETF structure.

●	Single class of investment and the elimination of sales charges and Rule 12b-1 distribution fees. The Acquiring ETF will be comprised of one share class with no sales charge or Rule 12b-1 fees.

●	Enhanced portfolio transparency. The Acquiring ETF will be required to report its portfolio holdings on a daily basis.

●	Potential for expanded distribution platform opportunities in connection with the ETF structure, which could in turn increase Fund assets and create potential opportunities for economies of scale.

●	Intraday trading. The Fund can only be purchased or sold once daily after the next-determined NAV. In contrast, because the Acquiring ETF will be listed on an exchange, shares can be purchased and sold throughout the trading day at fair market value on the exchange, which gives the shareholder more control over the ability to enter into or out of their investment. However, because buying or selling shares of the Acquiring ETF will be done at the market price, an investor will no longer be transacting with the Acquiring ETF at the Acquiring ETF’s NAV, and the price of the purchase or sale may be more or less than the Acquiring ETF’s NAV. Such transactions may also result in paying brokerage commissions.

In approving the Reorganization, the Board, comprised only of Independent Trustees, determined that the Reorganization is in the best interests of the Fund and its shareholders and that the Fund shareholders’ interests will not be diluted as a result of the Reorganization. The Board also approved the Reorganization on behalf of the Target Fund. A detailed discussion of the Board’s deliberations with respect to the Reorganization is found later in this document under “Board Considerations”.

Fee Table and Expense Example

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund or Acquiring ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The tables allow you to compare and contrast the expense levels for the Fund with the Acquiring ETF.

Annual fund operating expenses shown in the table below are based on the Fund’s expenses for the fiscal year ended October 31, 2021. Also shown are annual fund operating expenses projected for the Acquiring ETF on a pro forma basis after giving effect to the proposed Reorganization, based on pro forma net assets as of October 31, 2021. The table for the Acquiring ETF reflects only one share class. In comparing the fees and expenses of the Fund and the Acquiring ETF on a pro forma basis, you should consider which share class you currently own to consider differences in fee structure. Shareholders of Class A, Class C and Class I of the Fund will receive Class Y shares of the Fund pursuant to a share class conversion to be consummated on or about July 25, 2022, and such former shareholders of Class A, Class C and Class I will receive shares of the Acquiring ETF in connection with the closing of the Reorganization. The fee table does not reflect the costs associated with the Reorganization. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization or cash paid in lieu of fractional Acquiring ETF shares. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from the Reorganization.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class Y	Acquiring ETF (pro forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None	None	None
Redemption Fee (as a % of amount redeemed within 30 days of purchase)	1.00%	1.00%	1.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None	None
Other Expenses	0.52%	0.52%	0.52%	0.52%	0.37%
Acquired Fund Fees and Expenses(1)	0.03%	0.03%	0.03%	0.03%	0.03%
Recapture of Prior Fees Waived	0.13%	0.13%	0.13%	0.00%	0.00%
Total Annual Fund Operating Expenses	2.18%	2.93%	1.93%	1.80%	1.65%
Expense Waiver(2)	0.00%	0.00%	0.00%	(0.52)%	(0.37)% (3)
Total Annual Fund Operating Expenses After Expense Waiver	2.18%	2.93%	1.93%	1.28%	1.28%

(1)	Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)	The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least March 1, 2023 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“Fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 2.15%, 2.90%,1.90% and 1.25% of average daily net assets attributable to Class A, Class C, Class I and Class Y shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years of when the amount was waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made.

(3)	The Acquiring ETF’s adviser has contractually agreed to reduce the Acquiring ETF’s fees and/or absorb expenses of the Acquiring ETF to ensure that total annual Acquiring ETF operating expenses (exclusive of brokerage fees and commissions; expenses of other investment companies in which the Acquiring ETF may invest (“Fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.25% of the Acquiring ETF’s average daily net assets. These fee waiver and expense reimbursements are not recoupable by the Adviser. The Adviser has agreed to continue this arrangement for the duration of its investment advisory agreement with the Acquiring ETF. This agreement may be terminated by the Acquiring ETF’s Board of Trustees on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$783	$1,192	$1,626	$2,827
Class C	$296	$880	$1,490	$3,137
Class I	$196	$579	$987	$2,127
Class Y	$130	$516	$926	$2,073
Acquiring ETF (pro forma	$130	$406	$702	$1,545

Investment Objectives and Policies

There are no differences in the investment objectives, investment strategies, or investment restrictions between the Fund and the Acquiring ETF. The same portfolio manager will continue to manage the Acquiring ETF. As a result, the principal risks of the Fund also apply to the Acquiring ETF. However, the Acquiring ETF has some additional risks due to its operations as an ETF. For more information, see “Comparison of Principal Risks of Investing in the Fund” beginning on page 13 of this Information Statement/Prospectus.

Comparison of Investment Objectives

Target Fund	Acquiring ETF
Long-term risk-adjusted total return	Same.

Comparison of Investment Strategies

Target Fund	Acquiring ETF

The Fund normally invests at least 80% of its assets in equity securities or investments that are economically tied to equity securities. The Fund seeks to achieve its investment objective by investing under normal circumstances in a portfolio of equity securities of companies that are believed to exhibit strong fundamental attributes. The Fund’s investment adviser, IronHorse Capital LLC (“IronHorse” or the “Adviser”), develops the composition of the Fund’s portfolio using technical, fundamental and quantitative analysis to select equity securities that meet specific value-oriented criteria. The Fund’s investment in shares of other investment companies, including exchange-traded funds (“ETFs”), and derivative instruments will be counted toward the 80% policy discussed above to the extent such investments have economic characteristics similar to equity securities.

The Adviser employs a fundamentals-based quantitative factor model to attempt to identify investments that are undervalued by the market in comparison to the Adviser’s assessment of the investments’ intrinsic value. The model relies upon fundamental metrics which include, but are not limited to: cash flow generation, profitability and balance sheet metrics. Once investment opportunities meeting these fundamental criteria are identified, the Adviser employs a technical model to measure relative price trends. The technical model evaluates the momentum, pricing behavior and chart patterns of each security to trigger buy and sell decisions. No individual securities will be purchased unless all specific fundamental and technical criteria are satisfied. The Adviser will generally sell an investment whose price the Adviser believes is no longer undervalued by the market in comparison to the Adviser’s assessment of the investments’ intrinsic value, as a result of a material change in the business of the issuer or a material appreciation in the price of the security, or if the Adviser believes that a more attractive investment opportunity becomes available.

The Fund seeks to invest under normal circumstances in equity securities that are economically tied to at least three countries (one of which may be the United States). Under normal circumstances, the Fund invests at least 40% of its assets in issuers located outside the United States, unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30% of its assets in issuers located outside the United States. Equity securities in which the Fund may invest include common stocks and equity-equivalent securities or derivatives whose values are based on common stocks, such as options (stock or stock index), futures contracts (stock or stock index) and index swaps. The Fund may invest without limit in U.S. and non-U.S. dollar-denominated securities of U.S. and foreign (non-U.S.) issuers; however, as provided above, under normal circumstances the Fund will invest at least 40% of its assets in foreign (non-U.S.) issuers. The Fund may invest in common stocks of large-cap companies, as well as small and mid-cap companies. The Adviser typically purchases stocks on host exchanges of a company’s respective country of domicile, allowing the Fund to benefit from pure currency diversification.

The Fund prioritizes managing risk exposures. When the Adviser’s macro analysis indicates that market risks have risen, the Fund may employ hedges such as cash, ETFs, or simple index options to preserve portfolio returns. If employed, index derivatives will represent only a portion of the Fund’s expected investments. The Fund may also engage in short sales of equity index ETFs and similar instruments to manage risk. The Fund’s typical net exposure as a percentage of the Fund’s assets will range from 50% net long to 100% net long. The Fund may engage in active trading of portfolio securities to achieve its investment goal.

The Fund may also engage in securities lending to generate income.

Same, except that the first sentence of the first paragraph will read: The Fund is an actively-managed exchange-traded fund (“ETF”) that normally invests at least 80% of its assets in equity securities or investments that are economically tied to equity securities.

Comparison of Investment Restrictions

The Target Fund and the Acquiring ETF have adopted identical fundamental investment restrictions, which may not be changed without prior shareholder approval. The Acquiring ETF’s fundamental investment restrictions are listed in the Acquiring ETF’s SAI, dated April 13, 2022, which is incorporated by reference into the statement of additional information relating to this Information Statement/Prospectus, and is available upon request. The Target Fund’s fundamental investment restrictions are listed in the Target Fund’s SAI, dated March 1, 2022, which is incorporated by reference into the statement of additional information relating to this Information Statement/Prospectus, and is available upon request.

The following investment restrictions are “fundamental”, meaning that the Fund and/or Acquiring ETF has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of that fund, which means the vote of the lesser of (a) 67% or more of the shares of a fund represented at a meeting, if the holders of more than 50% of the outstanding shares of a fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of a fund.

Target Fund	Acquiring ETF
Borrowing Money. The Fund may not borrow money, except to the extent permitted under applicable securities laws.	Same.
Senior Securities. The Fund may not issue senior securities, except to the extent permitted under applicable securities laws.	Same.

Underwriting. The Fund may not act as an underwriter of securities of other issuers, except to the extent that a Fund may be considered an underwriter under applicable securities laws in the disposition of portfolio securities or in the purchase of securities directly from the issuer thereof.

Same.

Concentration. The Fund may not purchase any security (other than U.S. Government Securities or securities of other investment companies) if as a result more than 25% of a Fund’s total assets, taken at market value at the time of investment, would be invested in the securities of issuers whose principal business activities are in the same industry.

Same.

Real Estate. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this policy shall not prevent a Fund from investing in securities or other instruments backed by real estate (e.g., REITs) or in securities of issuers engaged in the real estate business.

Same.
Commodities. The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.	Same.
Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations promulgated thereunder, and any applicable exemptive relief.	Same.

The following investment restrictions are not “fundamental”, meaning that the Board of the Fund and Acquiring ETF may change these investment restrictions without shareholder approval.

Target Fund	Acquiring ETF

Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of a Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

Same.
Borrowing. The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.	Same.

Margin Purchases. The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

Same.
Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.	Same.

Distribution and Purchase Procedures and Exchange Rights

The following table describes differences in how shares of the Fund and Acquiring ETF may be purchased, exchanged and redeemed. For your convenience, provisions of purchases with respect to certain of the Fund’s share classes have been omitted to better compare the purchase procedures of the Fund in general relative to the Acquiring ETF.

Class A shares of the Target Fund are subject to sales charge and 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. The sales charge, which may be waived in the Adviser’s discretion, varies, depending on how much you invest. There are no sales charges on reinvested distributions. Class C shares of the Target Fund are not subject to sales charge. Class C shares of the Target Fund pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Target Fund and/or shareholder services. Class I shares of the Target Fund are not subject to sales charge and are not subject to 12b-1 distribution fees. Prior to the Reorganization, Class A, Class C and Class I shares of the Target Fund will be converted to Class Y shares of the Target Fund. Class Y shares of the Target Fund are not subject to sales charge and are not subject to 12b-1 distribution fees. Class Y shares of the Acquiring ETF will not be subject to sales charge and will not be subject to 12b-1 distribution fees.

Purchase Procedures

Target Fund	Acquiring ETF

You may purchase shares of a Fund by sending a completed application form (the “Application”) to the following address:

Via Regular Mail [Fund Name]

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150 Omaha, Nebraska 68154

Via Overnight Mail [Fund Name]

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist a Fund in verifying your identity. Until such verification is made, a Fund may temporarily limit additional share purchases. In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, each Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in either Fund through brokers or agents who have entered into selling agreements with such Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of a Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. If you use a broker or agent to buy or redeem shares of a Fund, you may be charged transaction fees or other fees that are in addition to any fees described in this Prospectus. Contact your broker or agent for more information. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Shares of the Fund are listed for trading on the Exchange under the symbol CGV. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized participants (“APs”) may acquire shares directly from the Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 25,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Target Fund	Acquiring ETF

Purchase by Wire: If you wish to wire money to make an investment in a Fund, please call the Fund at 1-844- GO-RAILX (1-844-467-2459) for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. Each Fund will normally accept wired funds for investment on the day received if they are received by respective Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase: Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Internet Transactions: To establish internet transaction privileges, you must enroll through the website. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Transactions through the website are subject to the same minimums and maximums as other transaction methods.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, the Fund, their distributor and their transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Fund nor their transfer agent, distributor nor Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants of the Acquiring ETF are able to purchase and redeem large blocks of shares directly with the Acquiring ETF. The purchase procedures applicable to Authorized Participants, including applicable fees, are described below:

Creation Units

The Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit is an aggregation of 25,000 Shares. The Board may declare a split or a consolidation in the number of Shares outstanding of the Fund or Trust, and make a corresponding change in the number of Shares in a Creation Unit.

Authorized Participants

To purchase or redeem any Creation Units, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the respective Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of the Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Fund are listed in the table below.

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$800	200 bps

*	As a percentage of the amount invested.

Exchange Privileges

Target Fund	Acquiring ETF
None. There is no exchange privilege for the Fund. This means that to exit an investment in the Fund, a shareholder would redeem its shares from the Fund.	Same, except that to exit the investment the shareholder would sell its shares over the exchange rather than redeeming from the Acquiring ETF.

Redemption Procedures

Target Fund	Acquiring ETF

If you hold shares directly through an account with the Fund, you may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Via Regular Mail

[Fund Name]

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, Nebraska 68154

Via Overnight Mail

[Fund Name]

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether the Fund should withhold federal income tax. The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges or redemption fees, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-844-GO-RAILX (1-844-467-2459). The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions.

Shares of the Fund are listed for trading on the Exchange under the symbol CGV. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized participants (“APs”) may acquire shares directly from the Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 25,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Target Fund	Acquiring ETF

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the applicable Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Shareholders should generally be aware that following the Reorganization, shares of the Acquiring ETF can be bought and sold during the day like shares of other publicly traded companies. Buying and selling shares of the Acquiring ETF on an exchange may involve certain costs. When buying and selling shares through a financial intermediary, you may incur brokerage or other charges determined by your financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of the Acquiring ETF may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid- ask spread”). Because Acquiring ETF shares trade at market prices rather than at NAV, Acquiring ETF shares may trade at a price less than (discount) or greater than (premium) the Acquiring ETF’s NAV. The trading prices of the Acquiring ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for Acquiring ETF shares and shares of the underlying securities held by the Acquiring ETF, economic conditions and other factors, rather than the Acquiring ETF’s NAV, which is calculated at the end of each business day.

Performance Comparison

Following the Reorganization, the Acquiring ETF will assume the performance history of the Fund. The bar charts and tables that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of its respective index and a broad-based market index. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring ETF will perform in the future. The Fund’s performance information is accessible on its website at conductorfunds.com or by calling 1-844-GO-RAILX (1-844-467-2459).

Performance Bar Chart for the Calendar Years Ended December 31st:

Highest Quarter:	12/31/2019	12.84%
Lowest Quarter:	03/31/2020	-29.56%

Performance Table Average Annual Total Returns

(For the year ended December 31, 2021)

Class I Shares	One Year	Five Years	Since Inception(1)
Return before taxes	14.96%	6.09%	5.34%
Return after taxes on Distributions	14.60%	5.35%	4.88%
Return after taxes on Distributions and Sale of Fund Shares	9.10%	4.72%	4.21%
Class A Shares
Return before taxes	8.07%	4.55%	4.84%
Class C Shares
Return before taxes	12.77%	5.02%	5.88%
Class Y Shares
Return before taxes	15.73%	6.71%	7.68%
MSCI All Country World Value Index (2) (reflects no deduction for fees, expenses or taxes)	19.62%	8.69%	6.47%

(1)	The Fund’s Class I shares commenced operations on December 27, 2013. The Fund’s Class A shares commenced operations on April 15, 2014. The Fund’s Class C shares commenced operations on September 17, 2015. The Fund’s Class Y shares commenced operations on April 19, 2016. Since Inception returns for the MSCI World Total Return Index are for the period beginning December 27, 2013.

(2)	The MSCI All Country World (MSCI ACWI) Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 24 emerging markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12- month forward earnings to price and dividend yield. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expense of investing.

After-tax returns are shown for Class I shares only, and after-tax returns for other classes will vary. After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Federal Tax Consequences

The conversion of Class A, Class C and Class I shares into Class Y shares of the Fund prior to the Reorganization will not result in taxable gain or loss for the Fund or its shareholders. The Reorganization is not expected to result in a taxable event for either the Fund or its shareholders under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), except with respect to the conversion to cash of any fractional shares that need to be liquidated in advance of the Reorganization. As there are no transactions involved with the Reorganization, neither the Fund nor its shareholders will recognize taxable gain or loss as a result of the Reorganization. The tax basis and holding period of the Fund shares will remain the same following the Reorganization as the basis and the holding period of the Fund shares prior to the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. Prior to the consummation of a Reorganization, shareholders may redeem their Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes.

While the Fund does not anticipate that it will have to do so, prior to the Reorganization the Fund may be required to sell securities in one or more international markets that do not permit in-kind transfers and these sales could result in the payment of capital gains taxes for investments in these markets. However, the payment of capital gains on required sales as described above is not expected to give rise to a distribution of capital gains to shareholders because the Fund currently has capital loss carryforwards that exceed its anticipated realized and recognized capital gains. The final amount of unutilized capital loss carryover for the Target Fund is subject to change and will not be determined until the time of the Reorganization.

Shareholders should consult their tax advisors about possible state, local, or foreign tax considerations with respect to the Reorganization, if any, because the information about tax consequences in this document relates to the U.S. federal income tax consequences of the Reorganization only. For more information on the tax consequences of the Reorganization, see Information About the Reorganization - Federal Income Taxes, below.

Comparison of Principal Risk Factors

The risks associated with an investment in the Fund vs. the Acquiring ETF are identical, except that the Acquiring ETF is subject to certain risks unique to operating as an ETF. The principal risks are listed below, with the additional risks relevant to the Acquiring ETF listed separately in a separate table.

Target Fund	Acquiring ETF

●       Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond or other markets, volatility in the equities markets or adverse investor sentiment affect the securities markets and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Same.

Target Fund	Acquiring ETF
● Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020, including what was experienced in 2020. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve may reduce market support activities. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also continue to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.	Same.
● Management Risk. The risk that investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. Management risk includes the risk that the quantitative model used by the Fund’s investment adviser may not perform as expected, particularly in volatile markets.	Same.
● Cash Positions Risk. The Fund may hold a significant position in cash, cash equivalent securities or U.S. Treasury investments. When the Fund’s investment in cash, cash equivalent securities or U.S. Treasury investment increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.	Same.
● Model Risk. The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors. Any imperfections or limitations in a model could affect the ability of the manager to implement strategies. By necessity, models make simplifying assumptions that limit their efficacy. Models relying on historical market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors. Such errors might never be detected, or might be detected only after the Fund has sustained a loss (or reduced performance) related to such errors. Moreover, an increasing number of market participants may rely on models that are similar to those used by the Adviser, which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio holdings, the Fund could suffer significant losses. In addition, changes in underlying market conditions can adversely affect the performance of a model.	Same.
● Value Investing Risk. Value investing attempts to identify securities selling at a discount in comparison to the Adviser’s assessments of their intrinsic value. Such securities may not increase in price as anticipated by the Adviser, and may even decline further in value if other investors fail to recognize the issuer’s value or if the events or factors that the Adviser believes will increase a security’s market value do not occur.	Same.
● Volatility Risk. The investments held by the Fund or an underlying fund may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s or an underlying fund’s portfolio may fluctuate due to factors that affect markets generally or that affect a particular industry or sector. The value of an investment in the Fund’s or an underlying fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s or an underlying fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund or an underlying fund.	Same.
● Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.	Same.

Target Fund	Acquiring ETF
● Large-Cap Securities Risk. The securities of large capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large market capitalization companies may be unable to attain or maintain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.	Same.
● Active Trading Risk. A higher portfolio turnover due to active and frequent trading may result in higher transactional and brokerage costs that may result in lower investment returns.	Same.
● Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to make timely payments to meet its contractual obligations on investments held by the Fund. Changes in the credit rating of a debt security held by the Fund could have a similar effect.	Same.
● Currency Risk. The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.	Same.
● Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders.	Same.
● Emerging Market Risk. Investing in emerging markets involves not only the risks described herein with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Investments in emerging markets may be considered speculative and share the risks of foreign developed markets but to a greater extent. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets which may result in increased price volatility of emerging market investments. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.	Same.
● Equity Risk. Common stocks are susceptible to general stock market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or the changing economic, political or market conditions. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.	Same.
● Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.	Same.
● Geographic and Sector Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular country or sector.	Same.

Target Fund	Acquiring ETF
● Hedging Transactions Risk. The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Because the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.	Same.
● Index Risk. If a derivative or ETF is linked to the performance of an index, it will be subject to the risks associated with changes in that index.	Same.
● Investment Companies and Exchange-Traded Funds (“ETFs”) Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments held by the investment company or ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.	Same.
● Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.	Same.
● Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.	Same.
● Securities Lending Risk. The risks associated with lending portfolio securities to institutions, such as banks and certain broker-dealers, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.	Same.
● Short Selling Risk. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. Therefore, the risk of loss may be unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.	Same.
● Small-Cap and Mid-Cap Securities Risk. The risk that the value of securities issued by small- and mid- capitalization companies may be more volatile than those of larger, more established companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. Stocks of small- and medium-capitalization companies may also have a more limited trading market than stocks of larger companies.	Same.
● Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.	Same.

The following table describes the additional principal risks attributable to the Acquiring ETF relative to the Fund.

Target Fund	Acquiring ETF
N/A	Absence of an Active Market Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund’s shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
N/A	Cash Transactions Risk: The Fund may effect all or a portion of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. If the Fund effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.
N/A

ETF Structure Risks: The Fund is structured as an ETF and as a result is subject to special risks, including:

○     Not Individually Redeemable: Shares are not individually redeemable and may be redeemed by the Fund at net asset value (“NAV”) only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

○     Trading Issues: Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

○     Market Price Variance Risk: The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount or premium to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares.

Target Fund	Acquiring ETF

■          In times of market stress, such as what was experienced in 2020 with the COVID-19 pandemic, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.

■          The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.

■          When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

■          In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

N/A	Fluctuation of Net Asset Value Risk: The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.
N/A	New Fund Risk: The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain economically viable size, may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.
N/A	Trading Issues Risk: Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

INFORMATION ABOUT THE REORGANIZATION

The following is an outline the material features of the Reorganization.

Reasons for the Reorganization

The Fund currently operates as an open-end mutual fund comprised of four distinct share classes, Class A, Class C, Class I and Class Y shares. IronHorse believes that is in the best interests of the Fund to pursue the Reorganization and operate the Fund as an exchange- traded fund for several reasons, including that:

Equivalent or lower expenses. The Acquiring ETF will operate at a total expense ratio that will be lower relative to each of Class A, C and I shares of the Fund, but will be equivalent relative to Class Y shares of the Fund. This is because the Fund’s management fee is currently 1.25%, and the Adviser has agreed, with certain exclusions, to limit expenses on Class A, Class C and Class I shares to 2.15%, 2.90% and 1.90% of each class’s average daily net assets. The Adviser has agreed, with certain exclusions, to limit expenses on Class Y shares to 1.25% of the class’s average daily net assets.

The Fund’s current assets (as of May 17 , 2022) are currently allocated as follows across the multiple share classes:

Class A	$ 901,602.90	1. 36%
Class C	$ 410,711.02	0. 62%
Class I	$52,038,285.01	78.71%
Class Y	$12,764,696.05	19.31%
	$66,115,294.98	100.00%

Prior to the Reorganization, Class A, Class C, and Class I shares of the Fund will be converted into Class Y shares of the Fund. The conversion will not result in taxable gain or loss for the Fund or its shareholders. Post-reorganization, the Adviser will agree to subsidize all expenses of the Acquiring ETF above its management fee of 1.25% on the same terms as the current expense limitation agreement with respect to Class Y shares (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“Fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses). As a result, the Adviser anticipates that approximately 81 % of the Fund’s shares outstanding as of May 17 , 2022 will experience a reduction in expenses.

An important element of the lower expense calculation is the operation of the Operating Expense Limitation Agreement (the “Expense Limitation Agreement”) between the Acquiring ETF and the Adviser. Expense limitation agreements generally have a fixed duration, unless they are reapproved annually by the Board. The Adviser has agreed as a condition of the Plan to continue the Expense Limitation Agreement at the limit described above for so long as it continues to advise the Acquiring ETF. By structuring the Expense Limitation Agreement in this manner, the Fund will avoid incurring the cost of having to obtain shareholder approval of a new investment advisory agreement between the Trust and IronHorse that would provide for a “unitary fee” arrangement under which IronHorse would be compensated with a fixed fee and would bear all the expenses of the Acquiring ETF’s operation out of that fee, which is a relatively common cost structure for ETFs. By agreeing, as a condition of the Plan, to a permanent Expense Limitation Agreement that is only terminable by the Fund’s Board, IronHorse is able to achieve the substantial equivalent of a “unitary fee” arrangement without an additional layer of cost.

Lower cost of operation. The Adviser has worked through a detailed pro forma of the operating costs of the mutual fund relative to an ETF as of the Fund’s October 31, 2021 fiscal year end. As disclosed in the Fund’s prospectus dated March 1, 2022, “Other Expenses”, which include all operational costs outside of management fees including, generally and as reflected in the Fund’s financial statements under “Statement of Operations”: Administrative services fees, Registration fees, Third party administrative services fees, Custodian fees, Transfer agent fees, Audit fees, Accounting services fees, Legal fees, Printing and postage expenses, Compliance officer fees, Trustees fees and expenses, Insurance expense, Tax expense, and Other expenses, were 0.52% of the Fund’s average daily net assets. “Other Expenses” of the Acquiring ETF at an equivalent amount of net assets are estimated to be approximately 0.41%.

These lower costs are mainly attributable to the elimination of Registration fees (for blue-sky registration in the various states) and Third party administrative services fees (such as for shareholder servicing arrangements). Additionally, the Acquiring ETF does not currently propose to charge 12b-1 fees, which are 0.25% and 1.00% annually for Class A and Class C shares of the Fund.

One area of variable cost is with respect to transfer agency fees. Generally, the cost of transfer agent services is lower for an ETF than for a mutual fund because transfer agents generally charge on a per-account basis and may charge for minimum annual fees. In an ETF format, all shareholder accounts are held at various brokers and there are not direct accounts with the ETF via the transfer agent.

Another area of variable cost is with respect to custodial fees and the cost of managing the portfolio. Custody fees are generally comprised of an asset-based fee for the safekeeping of assets and activity-based custody fees that are imposed depending on the frequency of transactions involving portfolio assets. Each of the Fund and Acquiring ETF are actively-managed. Many ETFs effectively manage the transactional cost of the ETF portfolio via in-kind purchases and redemptions of securities via the Authorized Participants, in which case the transactional costs of the ETF portfolio are not borne by the ETF and its shareholders. Because the Acquiring ETF will be actively managed, and because the Acquiring ETF will invest in securities worldwide, there is no guarantee that it will be able to operate as an “in-kind” ETF, which would mean that principally all of its portfolio transactions are handled on an in- kind basis (in some foreign securities markets, often called “cash in lieu” markets; a shareholder cannot transfer the shares it owns to another shareholder, but has to sell them in the market and deliver the proceeds). However, the Acquiring ETF does expect some portion of creation and redemption units to be transacted on an in-kind basis, which will reduce costs relative to the Fund since the Fund bears the cost of all portfolio transactions regardless of purpose.

Potential for improved tax efficiency. Converting to an ETF structure can provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency for the Fund. In a mutual fund, when portfolio securities are sold, that sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs, including actively managed ETFs such as the Acquiring ETF, allows ETFs to acquire securities in-kind and redeem securities in-kind. This generally reduces the realization of capital gains by the ETFs for the same processes. As a result, capital gains distributions, if any, made by an ETF typically are small and shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. The Acquiring ETF will pursue the same investment objective and investment strategies as the Fund but in an ETF structure. As described above, there may be some limitations on the Acquiring ETF’s ability to transact on an in-kind basis for creation and redemption units depending on the foreign jurisdiction in which portfolio securities are held. However, the Fund does not presently offer any level of such tax efficiency, and so shareholders are expected to benefit to the extent that the Adviser will be able to utilize the in-kind creation and redemption mechanism to reduce the Acquiring ETF’s capital gains.

Single class of investment and the elimination of sales charges and Rule 12b-1 distribution fees. The Acquiring ETF will be comprised of one share class with no sales charge or Rule 12b-1 fees.

Enhanced portfolio transparency. The Acquiring ETF will be required to report its portfolio holdings on a daily basis.

Potential for expanded distribution platform opportunities in connection with the ETF structure, which could in turn increase Fund assets and create potential opportunities for economies of scale.

Intraday trading. The Fund can only be purchased or sold once daily after the next-determined NAV. In contrast, because the Acquiring ETF will be listed on an exchange, shares can be purchased and sold throughout the trading day at fair market value on the exchange, which gives the shareholder more control over the ability to enter into or out of their investment. However, because buying or selling shares of the Acquiring ETF will be done at the market price, an investor will no longer be transacting with the Acquiring ETF at the Acquiring ETF’s NAV, and the price of the purchase or sale may be more or less than the Acquiring ETF’s NAV. Such transactions may also result in paying brokerage commissions.

The Acquiring ETF will pursue the same investment objective and investment strategies as the Fund but have the risks and benefits of operating in the ETF structure. IronHorse will continue as the investment adviser of the Acquiring ETF after the Reorganization and no change in portfolio manager will result from the Reorganization.

Board Considerations

The Adviser recommended to the Board that it approve the Plan of Reorganization, pursuant to which the Fund will reorganize into the Acquiring ETF and operate as an ETF thereafter, because it believes, among other considerations, that the Reorganization will provide the potential for enhanced operational efficiencies, reduced operational expenses and greater distribution potential. On February 22, 2022 the Board, comprised entirely of Independent Trustees, voted to approve the Plan of Reorganization.

The Board considered the Reorganization at meetings held on August 18, 2021 and September 28-29, 2021, and approved the Reorganization at a special meeting held on February 22, 2022. In advance of the February 2022 meeting, the Board reviewed detailed information regarding the Reorganization, including written materials and oral presentations from the Adviser. The Independent Trustees also met in executive sessions separately with their independent counsel with no representatives of management present, prior to the meeting at which the Reorganization was approved.

In determining whether to approve the Reorganization, the Board reviewed materials and other information provided by IronHorse regarding the proposed Reorganization and considered, the following factors, among others: (1) the investment objectives, strategies, policies and restrictions of the Acquiring ETF and the Fund, which are substantially identical; (2) the historical performance of the Fund and the Adviser’s discussion of the same, including the impact of market conditions ; (3) the prospects for growth, and for achieving economies of scale, of the Fund subsequent to the Reorganization to an ETF structure; (4) comparative data analyzing the fees and expenses of the Fund and the Acquiring ETF; (4) the proposed plans for ongoing management, distribution, and operation of the Acquiring ETF; (5) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Adviser to the Fund; (6) the impact of the Reorganization on the Fund and its shareholders; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (8) the direct and indirect costs to be incurred by the Fund as a result of the Reorganization; (9) the potential benefits and costs of the Reorganization to the shareholders of the Fund; (10) any direct or indirect benefits to the Adviser to be realized as a result of the Reorganization; (11) the tax consequences of the Reorganization on shareholders; and (12) possible alternatives to the Reorganization.

The Independent Trustees were assisted in their consideration of the Reorganization by their independent counsel. Before approving the Reorganization, the Independent Trustees met in executive session with their independent and fund counsel and the Trust’s Chief Compliance Officer to continue the consideration of the materials and information provided by IronHorse relating to the Reorganization.

The Board considered all factors it deemed pertinent in its business judgment, including, but not limited to, the following:

●	The Acquiring ETF will be managed in the same manner as the Fund and has the same investment objective and principal investment strategies as the Fund and, as such, there is no difference in the expected portfolio management of the Acquiring ETF relative to the Fund. The Acquiring ETF will also have the same fundamental and non-fundamental investment restrictions as those of the Fund and will retain the same portfolio manager;

●	IronHorse is the adviser of both the Fund and Acquiring ETF and the terms of the investment management agreements are materially the same;

●	The Acquiring ETF’s management fee would be the same as the management fee currently paid by the Fund;

●	The Acquiring ETF’s net expenses would be equal to or lower than the current expenses for each current class of the Fund;

●	The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Code and, therefore, shareholders of the Fund will not recognize gain or loss for federal income tax purposes on the exchange of their shares of the Fund for the shares of the Acquiring ETF (except any gain or loss that may result from the receipt of cash in lieu of fractional shares);

●	It was expected that the cost of operating the Acquiring ETF would be less than that of the Fund following the Reorganization;

●	The majority of the Fund’s shareholders would experience a reduction in the cost of their investment in the Fund’s shares relative to the Fund due to the lower expense limit (relative to the current expense limit for the Fund’s Class A, C and I shares) agreed to by the Adviser, the difference in expense structure and the Adviser’s commitment to maintain net operating expenses at a fixed level for the duration of its management of the Acquiring ETF, which is consistent with the Fund’s Class Y shares (the class of the Fund with the lowest expenses );

●	The ETF structure of the Acquiring ETF may provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency as compared to the Fund due to the ability to manage capital gains and transact a portion of the fund’s Acquiring ETF’s portfolio on an in-kind basis through creation and redemption units;

●	The Adviser’s discussion of the potential for expanded distribution platform opportunities in connection with the ETF structure, which could in turn increase Fund assets and create potential opportunities for economies of scale;

●	The Adviser will bear the initial costs of the Reorganization, except that the Fund has agreed to reimburse the Adviser up to 50% of such Reorganization costs, but in no event more than $100,000.00, contingent upon the completion of the Reorganization and the Adviser will bear all such costs if the Reorganization is not consummated;

●	The Fund’s fund accounting, fund administration, transfer agency, distribution, compliance and custody service providers will not change as a result of the Reorganization, providing the Fund with the ability to retain the same high level of service with which the Board has become familiar from their years of service to the Fund.

●	Shareholders of the Fund are able to redeem their shares of the Fund prior to the Reorganization or sell the shares of the Acquiring ETF they receive in the Reorganization following the Reorganization if the shareholders do not wish to hold shares of the Acquiring ETF;

●	The Adviser will benefit from the reduction in the operational expenses of the Fund by lowering the amounts subject to reimbursement by the Adviser under the Fund’s current expense limitation agreement and the positive impact on the Adviser’s financial condition as a result;

●	Any potential conflicts of interest related to the Reorganization, including as a result of any direct or indirect benefits to the Adviser including with respect to the Adviser’s financial and other resources;

●	The potential benefit to the Fund of the impact of the Reorganization on the Adviser’s financial and other resources;

●	The current market disruptions and volatility arising out of the COVID-19 pandemic, including the impact on the Fund’s current asset levels;

●	Shareholders of the Target Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring ETF;

●	The Fund is expected to be the accounting survivor of the Reorganization for performance purposes.

●	A vote of shareholders of the Fund is not required under the Trust’s governing documents or the 1940 Act; and

●	The alternatives available for shareholders of the Fund, including the ability to redeem their shares of the Fund prior to the Reorganization.

In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that was paramount or controlling, and individual Trustees may have attributed different weights to varying factors. The Board, which is comprised solely of Independent Trustees, concluded that participation in the Reorganization is in the best interests of the Fund and its shareholders and that the interests of the Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board also determined that the Reorganization was in the best interests of the Acquiring ETF and its prospective shareholders and that the interests of the Acquiring ETF’s shareholders would not be diluted as a result of the Reorganization.

Operation of the Reorganization

The Reorganization will take place after various conditions are satisfied, including the preparation of certain documents. The Trust will determine the specific date, called the “closing date,” on which the Reorganization will take place. Prior to the Reorganization, Class A, Class C, and Class I shares of the Fund will be converted into Class Y shares of the Fund. The conversion will not result in taxable gain or loss for the Fund or its shareholders. The Fund will cease to calculate individual net asset values (“NAVs”) per share of each share class of Class A, C, I shares of the Fund and only Class Y shares will remain until the Reorganization occurs. Under the Plan, the Fund will transfer all of its assets and liabilities to the Acquiring ETF effective on the closing date. In exchange, the Acquiring ETF will issue shares at an NAV equal to that of the final NAV per share of Class Y shares of the Fund. Each shareholder of the Fund will receive a number of Acquiring ETF shares with an NAV equal to the NAV of his or her shares of the Fund (and cash in lieu of fractional shares, if any). As soon as reasonably practicable after the transfer of its assets, the Fund will be liquidated. Shares of the Acquiring ETF will commence trading on August 1, 2022, the next business day following the closing date of the Reorganization.

The parties may agree to amend the Plan to the extent permitted by law. If the Board finds that such action is necessary, the Plan may be terminated or abandoned at any time before the Reorganization.

The Fund and Acquiring ETF have made representations and warranties in the Plan that are customary in matters such as the Reorganization. The Plan contains a number of conditions precedent that must occur before any party is obligated to proceed with the Reorganization. One of these conditions requires that the Fund shall have received a tax opinion that the Reorganization will not result in the recognition of gain or loss for federal income tax purposes for the Fund or the Acquiring ETF, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code. The receipt of a tax opinion is a condition of the Reorganization that cannot be waived.

Although shareholder approval of the Reorganization is not required and IronHorse does not anticipate that the Reorganization will be terminated, if the Reorganization is abandoned or terminated, shareholders of the Fund will be notified of the change and the Fund would continue to operate. The Fund will not incur any costs of the Reorganization if the Reorganization is abandoned or terminated.

Federal Income Taxes

The following is a general summary of the certain U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing regulations thereunder, current administrative rulings and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.

During the period of the Fund’s operations, the Fund has qualified for treatment as a “regulated investment company” (“RIC”) under the Code and expects to continue through the Closing Date to be, generally not subject to any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes under Section 368(a) of the Code. Accordingly, it is expected that no gain or loss will be recognized by the Fund as a direct result of the Reorganization. Specifically, it is expected that the Fund will recognize no gain or loss upon the acquisition by the respective Acquiring ETF of the assets and the assumption of the liabilities, if any, of the Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code. In addition, when shares held by shareholders of the Fund are exchanged for the Acquiring ETF shares pursuant to the Reorganization, it is expected that a shareholder of the Fund will recognize no gain or loss on the exchange (except with respect to cash received in lieu of fractional shares, if any), will continue to have the same aggregate tax basis with respect to the shares of the Acquiring ETF such shareholder receives in the Reorganization as the shareholder’s tax basis in the Fund shares (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any), and will continue to have the same holding period with respect to the shares of the Acquiring ETF such shareholder receives in the Reorganization as the holding period in the Fund shares that such shareholder surrenders in the Reorganization.

Neither the Fund nor the Acquiring ETF have requested or will request an advance ruling from the Internal Revenue Service (“IRS”)

as to the U.S. federal tax consequences of the Reorganization. Based on certain customary assumptions, factual representations to be made on behalf of the Fund and Acquiring ETF, and existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, Blank Rome, LLP will, as a condition to the closing of the Reorganization, provide a legal opinion substantially to the effect that, for federal income tax purposes:

(i)	the acquisition by the Acquiring ETF of all of the assets of the Fund in exchange for Acquiring ETF shares and the assumption by the Acquiring ETF of all of the liabilities of the Fund, followed by the distribution by the Fund to its shareholders of the Acquiring ETF shares in complete liquidation of the Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Fund and the Acquiring ETF will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(ii)	no gain or loss will be recognized by the Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring ETF in exchange solely for the Acquiring ETF shares pursuant to Section 361(a) and Section 357(a) of the Code or upon the distribution of such Acquiring ETF shares to shareholders of the Fund in complete liquidation pursuant to Section 361(c)(1) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(iii)	no gain or loss will be recognized by the Acquiring ETF upon the receipt by it of all of the assets of the Fund in exchange solely for the assumption of all of the liabilities of the Fund and issuance of the Acquiring ETF shares pursuant to Section 1032(a) of the Code;

(iv)	the tax basis of the assets of the Fund received by the Acquiring ETF will be the same as the tax basis of such assets in the hands of the Fund immediately prior to the exchange, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Fund upon the exchange pursuant to Section 362(b) of the Code;

(v)	the holding periods of the assets of the Fund in the hands of the Acquiring ETF will include the periods during which such assets were held by the Fund pursuant to Section 1223(2) of the Code (except where investment activities of the Acquiring ETF have the effect of reducing or eliminating the holding period with respect to an asset);

(vi)	no gain or loss will be recognized by the shareholders of the Fund upon the exchange of all of their Fund shares for the Acquiring ETF shares pursuant to Section 354(a) of the Code (except with respect to cash received by such shareholders in redemption of fractional shares prior to the Reorganization);

(vii)	the aggregate tax basis of the Acquiring ETF shares received by a shareholder of the Fund will be the same as the aggregate tax basis of the Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any);

(viii)	the holding period of the Acquiring ETF shares received by a shareholder of the Fund will include the holding period of the Fund shares exchanged therefor, provided that the shareholder held the Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code; and

(ix)	the taxable year of the Fund will not end as a result of the Reorganization and the Acquiring ETF will succeed to and take into account the items of the Fund described in Section 381(c) of the Code.

A copy of the opinion will be filed with the SEC and will be available for public inspection.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated and the IRS or a court were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Fund would recognize gain or loss on the transfer of its assets to the Acquiring ETF and each shareholder of the Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Fund shares surrendered in the Reorganization and the fair market value of the Acquiring ETF Shares it received in the Reorganization.

The tax attributes, including capital loss carryovers, if any, of the Fund as of the date of closing of the Reorganization are expected to move to the Acquiring ETF in the Reorganization and to be available to offset future gains recognized by the Acquiring ETF, subject to limitations under the Code. Where these limitations apply, all or a portion of the Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gains to the Acquiring ETF and its shareholders post- closing.

This discussion is only a general summary of certain U.S. federal income tax consequences. You should consult your tax advisor regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state, local, and foreign tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain U.S. federal income tax consequences.

At any time prior to the consummation of the Reorganization, shareholders of the Fund may redeem shares of the Fund. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.

Expenses of the Reorganization

The cost of the Reorganization, which is expected to be approximately $165,000, will be allocated among IronHorse, and the Fund. This cost estimate includes professional fees, charges by service providers, costs related to the printing and mailing of the Information Statement/Prospectus, and applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the transfer of securities, including foreign securities, from the Fund to the Acquiring ETF at the time of the Reorganization and the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities.

Because the Reorganization is expected to benefit the Fund, the Board of the Trust has approved the Fund’s participation in the payment of costs of the Reorganization. The Fund will reimburse IronHorse in the amount of 50% of the cost of the Reorganization , but in no event more than $100,000.00, and the Fund’s obligation to reimburse Ironhorse will be contingent upon the successful completion of the Reorganization. $100,000.00 represents about 0. 15 % of the Fund’s net assets or $0.02 per share as of May 17 , 2022.

Capital Structure and Shareholder Rights

The Trust is a Delaware statutory trust governed by the Delaware Statutory Trust Act (“DSTA”) and federal law, its Amended Agreement and Declaration of Trust, By-Laws and its Board of Trustees. Each of the Fund and Acquiring ETF (referred to in this section only as the “Series”, and shares of each Series as “Shares”) are series of the Trust and subject to the same governance structure.

The Series are each authorized to issue an unlimited number of Shares. Shareholders have no preemptive rights or conversion or exchange rights, except as the Trustees may determine from time to time.

The beneficial interest in the Trust shall at all times be divided into Shares, all without par value. The number of Shares authorized is unlimited. The Board shall have the power to issue Shares, or any Series or class thereof, from time to time for such consideration (but not less than the net asset value thereof) and in such form as may be fixed from time to time pursuant to the direction of the Board.

With respect to voting rights, all Shares are entitled to vote on a matter shall vote on the matter, separately by Series and, if applicable, by class, subject to: (1) where the 1940 Act requires all Shares of the Trust to be voted in the aggregate without differentiation between the separate Series or classes, then all of the Trust’s Shares shall vote in the aggregate; and (2) if any matter affects only the interests of some but not all Series or classes, then only the Shareholders of such affected Series or classes shall be entitled to vote on the matter.

All Shares of each particular Series shall represent an equal proportionate undivided beneficial interest in the assets held with respect to that Series (subject to the liabilities held with respect to that Series and such rights and preferences as may have been established and designated with respect to classes of Shares within such Series), and each Share of any particular Series shall be equal to each other Share of that Series (subject to the rights and preferences with respect to separate classes of such Series).

The Shareholders of any Series shall be entitled to receive dividends and distributions, when, if and as declared. No Share shall have any priority or preference over any other Share of the same Series or class with respect to dividends or distributions paid in the ordinary course of business or distributions upon dissolution of the Trust or of such Series or class. All dividends and distributions shall be made ratably among all Shareholders of a particular class of Series from the Trust Property held with respect to such Series according to the number of Shares of such class of such Series held of record by such Shareholders on the record date for any dividend or distribution. Shareholders shall have no preemptive or other right to subscribe to new or additional Shares or other securities issued by the Trust or any Series.

The Trustees may from time to time divide or combine the Shares of any particular Series into a greater or lesser number of Shares of that Series. Such division or combination may not materially change the proportionate beneficial interests of the Shares of that Series in the Trust Property held with respect to that Series or materially affect the rights of Shares of any other Series.

Capitalization

The following table sets forth, as of May 17 , 2022, (a) the unaudited capitalization of the Fund’s Class A, C, I and Y share classes, (b) the unaudited pro forma consolidated capitalization of the Target Fund prior to the Reorganization, and (c) the unaudited pro forma capitalization of the Acquiring ETF assuming the Reorganization has taken place. Actual capitalizations are likely to be different on the Closing Date as a result of the Fund’s daily share purchase, redemption and market activity. No assurance can be given as to how many shares of the Acquiring ETF will be received by the shareholders of the Target Fund until the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring ETF that actually will be received on or after such date in the Reorganization, less any fractional shares that will be redeemed for cash. The following are examples of the number of shares of each class of the Target Fund that would be exchanged for the shares of the Acquiring ETF if the Reorganization was consummated on May 17 , 2022 and does not reflect the number of shares or value of shares that would actually be received if the Reorganization occurred on the Closing Date. The Acquiring ETF is a shell fund that will commence operations on the Closing Date. The Fund will be the accounting survivor for financial statement purposes. The capitalization of the Fund is likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

	Net Assets	Shares Outstanding	Pro Forma Adjustments	Net Asset Value Per Share
Conductor Global Equity Value Fund (Target Fund) – Class A	$ 909,347	71,098.31	$0	$12. 79
Conductor Global Equity Value Fund (Target Fund) – Class C	$ 414,096	32,890.85	$0	$12. 59
Conductor Global Equity Value Fund (Target Fund) – Class I	$52,471,809	4,089,774.64	$0	$12. 83
Conductor Global Equity Value Fund (Target Fund) – Class Y	$ 12,829,463	962,450.32	$0	$13. 33
Conductor Global Equity Value Fund (Target Fund) – (Pro forma Consolidated prior to Reorganization)	$66,624,715	4, 998,103.15	$0	$13. 33
Conductor Global Equity Value ETF (Acquiring ETF)	$0	0	$0	$0
Conductor Global Equity Value ETF (Acquiring ETF) (Pro forma after Reorganization ) [1]	$66,542,215	4, 998,103.15	$(82,500) [2]	$13. 31

1.	Estimated amounts. Since shares of the Acquiring ETF are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Reorganization in lieu of fractional shares, the net assets and shares outstanding of the Acquiring ETF upon consummation of the Reorganization are expected to be less than that of the Target Fund.

2.	Figure reflects the estimated portion of the costs associated with the Reorganization that will be borne by the shareholders of the Target Fund if the Reorganization is completed.

ADDITIONAL INFORMATION ABOUT THE FUND AND ACQUIRING ETF

Principal Shareholders and Control Persons

As of June 22, 2022, the Acquiring ETF was not operational and, therefore, had no shareholders. As of June 22, 2022, the officers and Directors of the Trust, as a group, owned or controlled less than 1% of the outstanding shares of the Fund. As of June 22, 2022, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

Name & Address	Percentage of Fund
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	69.31%
NFS Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	7.32%
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	7.75%
East Asset Management LLC 7777 NW Beacon Square Blvd Boca Raton, FL 33487	6.41%

Service Providers

Fund Administration

Ultimus Fund Solutions, LLC, (the “Administrator”), which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administrative services to the Acquiring ETF, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Acquiring ETF. Such officers may be directors, officers or employees of the Administrator or its affiliates. The Administrator is an affiliate of the Distributor.

Transfer Agents

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, MA 02110, acts as transfer, dividend disbursing, and shareholder servicing agent for the Acquiring ETF. The Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

BBH (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. The Custodian may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, an affiliate of the Administrator and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act.

Independent Registered Public Accounting Firm

Grant Thornton, LLP located at Two Commerce Square, 2001 Market Street, Suite 700, Philadelphia, PA 19103, serves as the independent registered public accounting firm to the Acquiring ETF.

Householding

To reduce expenses, each Fund mails only one copy of fund documents (or, if applicable, each notice of electronic accessibility thereof) to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund/Acquiring ETF at 1-844-GO-RAILX (1-844-467-2459) on days the respective Fund is open for business or contact your financial institution.

FINANCIAL HIGHLIGHTS

The Acquiring ETF is new and has no performance history as of the date of this Information Statement/Prospectus. The Acquiring ETF will adopt the financial history, including the Financial Highlights, of the Fund. The Acquiring ETF will not issue multiple classes of shares, and so will not have varying levels of total returns and ratios of expense to net assets as is presented for the Fund. The financial highlights tables are intended to help you understand the Fund’s financial performance for the periods of such Fund’s or share class’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment if all dividends and distributions). This information for the years ended October 31, 2021, 2020, 2019, 2018, and 2017 has been derived from the financial statements audited by Grant Thornton, LLP, the Fund’s prior auditor, whose report, along with the Fund’s financial statements and related notes, are included in the Fund’s annual report, which is available upon request and incorporated by reference to this Information Statement/Prospectus. The financial information below reflects the financial performance of the Fund and is not necessarily an indication of the Acquiring ETF’s future financial performance.

	Class A Shares*
	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	October 31,		October 31,		October 31,	October 31,		October 31,
	2021		2020		2019	2018		2017
Net asset value, beginning of year	$10.04		$12.01		$13.00	$13.75		$10.84
Activity from investment operations:
Net investment income (1)	0.10		0.12		0.19	0.05		0.01
Net realized and unrealized gain/(loss) on investments	2.75		(1.94)		0.10	(0.63)		2.90
Total from investment operations	2.85		(1.82)		0.29	(0.58)		2.91
Less distributions from:
Net investment income	(0.08)		(0.13)		(0.18)	(0.15)		—
Net return of capital	(0.02)		(0.02)		—	—		—
Net realized gains	—		—		(1.10)	(0.02)		—
Total distributions	(0.10)		(0.15)		(1.28)	(0.17)		—
Paid-in-Capital From Redemption Fees	—		—		—	0.00	(6)	—
Net asset value, end of year	$12.79		$10.04		$12.01	$13.00		$13.75
Total return (2)	28.41	% (9)	(15.05)%		2.94%	(4.33)%		26.85%
Net assets, end of year (000’s)	$1,280		$971		$2,088	$3,065		$3,624
Ratio of gross expenses to average net assets (3)(4)	2.02%		2.30	% (8)	1.94%	1.81%		1.95%
Ratio of net expenses to average net assets (4)	2.15	% (7)	2.17	% (8)	1.94%	2.11	% (7)	2.15	% (7)
Ratio of net investment income to average net assets (4)(5)	0.82%		1.08%		1.59%	0.36%		0.06%
Portfolio Turnover Rate	85%		91%		108%	141%		90%

*	The Conductor Global Equity Value Fund Class A commenced investment operations on April 15, 2014.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods less than one year are not annualized. Total returns shown exclude the effect of the maximum applicable sales charges of 5.75% and, if applicable, wire redemption fees. Had the Advisor not waived its fees, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(4)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.005.

(7)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(8)	Includes tax expense. If these expenses were excluded, the ratio of gross expenses to average net assets would be 2.28% and the ratio of net expenses to average net assets would be 2.15%.

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS

	Class C Shares*
	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	October 31,		October 31,		October 31,	October 31,		October 31,
	2021		2020		2019	2018		2017
Net asset value, beginning of year	$9.92		$11.84		$12.82	$13.55		$10.76
Activity from investment operations:
Net investment income/(loss) (1)	0.01		0.04		0.10	(0.06)		(0.09)
Net realized and unrealized gain/(loss) on investments	2.71		(1.90)		0.10	(0.61)		2.88
Total from investment operations	2.72		(1.86)		0.20	(0.67)		2.79
Less distributions from:
Net investment income	(0.00	) (7)	(0.04)		(0.08)	(0.04)		—
Net return of capital	(0.02)		(0.02)		—	—		—
Net realized gains	—		—		(1.10)	(0.02)		—
Total distributions	(0.02)		(0.06)		(1.18)	(0.06)		—
Paid-in-Capital From Redemption Fees	—		0.00	(7)	—	—		—
Net asset value, end of year	$12.62		$9.92		$11.84	$12.82		$13.55
Total return (2)	27.45	% (9)	(15.70)%		2.10%	(4.99)%		25.93%
Net assets, end of year (000’s)	$484		$590		$1,361	$1,626		$1,333
Ratio of gross expenses to average net assets (3)(4)	2.77%		3.05	% (8)	2.69%	2.55%		2.69%
Ratio of net expenses to average net assets (4)	2.90	% (6)	2.92	% (8)	2.69%	2.86	% (6)	2.90	% (6)
Ratio of net investment income/(loss) to average net assets (4)(5)	0.05%		0.40%		0.83%	(0.42)%		(0.70)%
Portfolio Turnover Rate	85%		91%		108%	141%		90%

*	The Conductor Global Equity Value Fund Class C commenced investment operations on September 17, 2015.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns shown exclude the effect of sales charges and, if applicable, wire redemption fees. Had the Advisor not waived its fees, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(4)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(7)	Amount represents less than $0.005.

(8)	Includes tax expense. If these expenses were excluded, the ratio of gross expenses to average net assets would be 3.03% and the ratio of net expenses to average net assets would be 2.90%.

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS

	Class I Shares*
	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	October 31,		October 31,		October 31,	October 31,		October 31,
	2021		2020		2019	2018		2017
Net asset value, beginning of year	$10.09		$12.07		$13.09	$13.86		$10.90
Activity from investment operations:
Net investment income (1)	0.13		0.14		0.22	0.09		0.03
Net realized and unrealized gain/(loss) on investments	2.77		(1.94)		0.10	(0.64)		2.93
Total from investment operations	2.90		(1.80)		0. 32	( 0. 55)		2.96
Less distributions from:
Net investment income	( 0. 13)		(0. 16)		(0.24)	(0.20)		—
Net return of capital	( 0. 02)		(0. 02)		—	—		—
Net realized gains	—		—		(1.10)	(0.02)		—
Total distributions	(0. 15)		(0. 18)		(1.34)	(0. 22)		—
Net asset value, end of year	$12.84		$10.09		$12.07	$13.09		$13.86
Total return (2)	28.79	% (8)	(14.82)%		3.14%	(4.09)%		27.16%
Net assets, end of year (000’s)	$49,636		$39,584		$52,142	$52,383		$55,185
Ratio of gross expenses to average net assets (3)(4)	1.77%		2 .07	% (7)	1.70%	1.55%		1.71%
Ratio of net expenses to average net assets (4)	1.90	% (6)	1.92	% (7)	1.70%	1.86	% (6)	1.90	% (6)
Ratio of net investment income to average net assets (4)(5)	1.06%		1.33%		1.83%	0.62%		0.28%
Portfolio Turnover Rate	85%		91%		108%	141%		90%

*	The Conductor Global Equity Value Fund Class I commenced investment operations on December 27, 2013.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Total returns for periods of less than one year are not annualized. Had the Advisor not waived its fees, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(4)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(7)	Includes tax expense. If these expenses were excluded, the ratio of gross expenses to average net assets would be 2.05% and the ratio of net expenses to average net assets would be 1.90%.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS

	Class Y Shares*
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	October 31,	October 31,		October 31,	October 31,	October 31,
	2021	2020		2019	2018	2017
Net asset value, beginning of year	$10.38	$12.32		$13.28	$13.97	$10.91
Activity from investment operations:
Net investment income (1)	0.22	0.23		0.27	0.19	0.12
Net realized and unrealized gain/(loss) on investments	2.84	(1.99)		0.11	(0.66)	2.94
Total from investment operations	3.06	(1.76)		0.38	(0.47)	3.06
Less distributions from:
Net investment income	(0.13)	(0.16)		(0.24)	(0.20)	—
Net return of capital	(0.02)	(0.02)		—	—	—
Net realized gains	—	—		(1.10)	(0.02)	—
Total distributions	(0.15)	(0.18)		(1.34)	(0.22)	—
Paid-in-Capital From Redemption Fees	0.00 (6)	0.00	(6)	—	0.00 (6)	—
Net asset value, end of year	$13.29	$10.38		$12.32	$13.28	$13.97
Total return (2)	29.53%	(14.27)%		3.59%	(3.48)%	28.05%
Net assets, end of year (000’s)	$14,317	$13,288		$27,808	$44,498	$19,242
Ratio of gross expenses to average net assets (3)(4)	1.77%	2.04	% (7)	1.65%	1.55%	1.68%
Ratio of net expenses to average net assets (4)	1.25%	1.27	% (7)	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets (4)(5)	1.71%	2.08%		2.23%	1.27%	0.93%
Portfolio Turnover Rate	85%	91%		108%	141%	90%

*	The Conductor Global Equity Value Fund Class Y commenced investment operations on April 19, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Total returns for periods of less than one year are not annualized. Had the Advisor not waived its fees, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(4)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.005.

(7)	Includes tax expense. If these expenses were excluded, the ratio of gross expenses to average net assets would be 2.02% and the ratio of net expenses to average net assets would be 1.25%.

EXHIBITS TO INFORMATION STATEMENT/PROSPECTUS

A	MORE ABOUT THE ACQUIRING ETF’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND OTHER INFORMATION

B	FORM OF AGREEMENT AND PLAN OF REORGANIZATION

EXHIBIT A

MORE ABOUT THE ACQUIRING ETF’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND OTHER INFORMATION

Investment Objective: The Conductor Global Equity Value ETF (the “Fund”) seeks to provide long-term risk-adjusted total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Redemption Fee (as a % of amount redeemed within 30 days of purchase)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0. 37%
Acquired Fund Fees and Expenses(1) (2)	0.03%
Total Annual Fund Operating Expenses	1. 65%
Expense Waiver(3)	(0. 37 )%
Total Annual Fund Operating Expenses After Expense Waiver	1.28%

(1)	Estimated for the current fiscal year.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3)	The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.25% of the Fund’s average daily net assets. These fee waiver and expense reimbursements are not recoupable by the Adviser. This arrangement will remain in effect through at least April 13, 2023, as the Adviser has agreed to continue it for the duration of its investment advisory agreement with the Fund. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$130	$406

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies: The Fund is an actively-managed exchange-traded fund (“ETF”) that normally invests at least 80% of its assets in equity securities or investments that are economically tied to equity securities. The Fund seeks to achieve its investment objective by investing under normal circumstances in a portfolio of equity securities of companies that are believed to exhibit strong fundamental attributes. The Fund’s investment adviser, IronHorse Capital LLC (“IronHorse” or the “Adviser”), develops the composition of the Fund’s portfolio using technical, fundamental and quantitative analysis to select equity securities that meet specific value-oriented criteria. The Fund’s investment in shares of other investment companies, including exchange-traded funds (“ETFs”), and derivative instruments will be counted toward the 80% policy discussed above to the extent such investments have economic characteristics similar to equity securities.

The Adviser employs a fundamentals-based quantitative factor model to attempt to identify investments that are undervalued by the market in comparison to the Adviser’s assessment of the investments’ intrinsic value. The model relies upon fundamental metrics which include, but are not limited to: cash flow generation, profitability and balance sheet metrics. Once investment opportunities meeting these fundamental criteria are identified, the Adviser employs a technical model to measure relative price trends. The technical model evaluates the momentum, pricing behavior and chart patterns of each security to trigger buy and sell decisions. No individual securities will be purchased unless all specific fundamental and technical criteria are satisfied. The Adviser will generally sell an investment whose price the Adviser believes is no longer undervalued by the market in comparison to the Adviser’s assessment of the investments’ intrinsic value, as a result of a material change in the business of the issuer or a material appreciation in the price of the security, or if the Adviser believes that a more attractive investment opportunity becomes available.

The Fund seeks to invest under normal circumstances in equity securities that are economically tied to at least three countries (one of which may be the United States). Under normal circumstances, the Fund invests at least 40% of its assets in issuers located outside the United States, unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30% of its assets in issuers located outside the United States. Equity securities in which the Fund may invest include common stocks and equity-equivalent securities or derivatives whose values are based on common stocks, such as options (stock or stock index), futures contracts (stock or stock index) and index swaps. The Fund may invest in U.S. and non-U.S. dollar-denominated securities of U.S. and foreign (non-U.S.) issuers, provided that such investments shall be in accordance with the limits set forth in the second sentence of this paragraph. The Fund may invest in common stocks of large-cap companies, as well as small and mid-cap companies. The Adviser typically purchases stocks on host exchanges of a company’s respective country of domicile, allowing the Fund to benefit from pure currency diversification.

The Fund prioritizes managing risk exposures. When the Adviser’s macro analysis indicates that market risks have risen, the Fund may employ hedges such as cash, ETFs, or simple index options to preserve portfolio returns. If employed, index derivatives will represent only a portion of the Fund’s expected investments. The Fund may also engage in short sales of equity index ETFs and similar instruments to manage risk. The Fund’s typical net exposure as a percentage of the Fund’s assets will range from 50% net long to 100% net long. The Fund may engage in active trading of portfolio securities to achieve its investment goal.

The Fund may also engage in securities lending to generate income.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

As with any fund, there is no guarantee that the Fund will achieve its goal.

The Fund may be subject to the risks described below through its own direct investments and indirectly through its investments in underlying funds, including ETFs.

●	Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non- U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond or other markets, volatility in the equities markets or adverse investor sentiment affect the securities markets and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

●	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve may reduce market support activities. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also continue to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

●	Management Risk. The risk that investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. Management risk includes the risk that the quantitative model used by the Fund’s investment adviser may not perform as expected, particularly in volatile markets.

●	Absence of an Active Market Risk . The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund’s shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

●	Cash Positions Risk. The Fund may hold a significant position in cash, cash equivalent securities or U.S. Treasury investments. When the Fund’s investment in cash, cash equivalent securities or U.S. Treasury investment increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

●	Cash Transactions Risk . The Fund may effect all or a portion of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. If the Fund effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

●	ETF Structure Risks . The Fund is structured as an ETF and as a result is subject to special risks, including:

○	Not Individually Redeemable: Shares are not individually redeemable and may be redeemed by the Fund at net asset value (“NAV”) only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

○	Trading Issues: Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

○	Market Price Variance Risk: The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount or premium to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares.

■	In times of market stress, such as what was experienced in 2020 with the COVID-19 pandemic, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.

■	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.

■	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

■	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

●	Model Risk. The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors. Any imperfections or limitations in a model could affect the ability of the manager to implement strategies. By necessity, models make simplifying assumptions that limit their efficacy. Models relying on historical market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors. Such errors might never be detected, or might be detected only after the Fund has sustained a loss (or reduced performance) related to such errors. Moreover, an increasing number of market participants may rely on models that are similar to those used by the Adviser, which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio holdings, the Fund could suffer significant losses. In addition, changes in underlying market conditions can adversely affect the performance of a model.

●	Value Investing Risk. Value investing attempts to identify securities selling at a discount in comparison to the Adviser’s assessments of their intrinsic value. Such securities may not increase in price as anticipated by the Adviser, and may even decline further in value if other investors fail to recognize the issuer’s value or if the events or factors that the Adviser believes will increase a security’s market value do not occur.

●	Volatility Risk. The investments held by the Fund or an underlying fund may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s or an underlying fund’s portfolio may fluctuate due to factors that affect markets generally or that affect a particular industry or sector. The value of an investment in the Fund’s or an underlying fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s or an underlying fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund or an underlying fund.

●	Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

●	Large-Cap Securities Risk. The securities of large capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large market capitalization companies may be unable to attain or maintain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Active Trading Risk. A higher portfolio turnover due to active and frequent trading may result in higher transactional and brokerage costs that may result in lower investment returns.

●	Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to make timely payments to meet its contractual obligations on investments held by the Fund. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

●	Currency Risk. The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

●	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber- failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

●	Emerging Market Risk. Investing in emerging markets involves not only the risks described herein with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Investments in emerging markets may be considered speculative and share the risks of foreign developed markets but to a greater extent. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets which may result in increased price volatility of emerging market investments. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

●	Equity Risk. Equity securities including common stocks are susceptible to general stock market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or the changing economic, political or market conditions. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

●	Fluctuation of Net Asset Value Risk . The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

●	Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

●	Geographic and Sector Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular country or sector.

●	Hedging Transactions Risk. The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Because the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

●	Index Risk. If a derivative or ETF is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

●	Investment Companies and Exchange-Traded Funds (“ETFs”) Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments held by the investment company or ETF. The Fund also will incur brokerage costs when it purchases and sells ETFs.

●	Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.

●	New Fund Risk. The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain an economically viable size, may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.

●	Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

●	Securities Lending Risk. The risks associated with lending portfolio securities to institutions, such as banks and certain broker- dealers, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

●	Short Selling Risk. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. Therefore, the risk of loss may be unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

●	Small-Cap and Mid-Cap Securities Risk. The risk that the value of securities issued by small- and mid-capitalization companies may be more volatile than those of larger, more established companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. Stocks of small- and medium-capitalization companies may also have a more limited trading market than stocks of larger companies.

●	Trading Issues Risk . Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

●	Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The Fund is adopting the accounting history and performance of the predecessor mutual fund, the Conductor Global Equity Value Fund (the “Predecessor Fund”) as the result of a reorganization of the Predecessor Fund into the Fund (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The information shown below is for the Predecessor Fund’s Class I shares. Returns in the bar chart and table for the Predecessor Fund have not been adjusted. The annual returns bar chart demonstrates the risks of investing in the Fund by showing how the Predecessor Fund’s performance has varied from year to year. The performance table compares the performance of the Predecessor Fund’s Class I shares over time to the performance of a broad-based market index. You should be aware that the Fund’s (including the Predecessor Fund’s) past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting conductorfunds.com or by calling 1-844-GO-RAILX (1-844-467-2459).

Performance Bar Chart for the Calendar Years Ended December 31st:

Highest Quarter:	12/31/2019	12.84%
Lowest Quarter:	03/31/2020	-29.56%

The year-to-date return as of the most recent calendar quarter, which ended March 31, 2022, was -0.39%.

Performance Table Average Annual Total Returns

(For the year ended December 31, 2021)

Conductor Global Equity Value Fund (Predecessor Fund) Class I Shares	One Year	Five Years	Since Inception(1)
Return before taxes	14.96%	6.09%	5.34%
Return after taxes on Distributions	14.60%	5.35%	4.88%
Return after taxes on Distributions and Sale of Fund Shares	9.10%	4.72%	4.21%
MSCI All Country World Value Index (2) (reflects no deduction for fees, expenses or taxes)	19.62%	8.69%	6.47%

(1)	The Predecessor Fund’s Class I shares commenced operations on December 27, 2013.

(2)	The MSCI All Country World (MSCI ACWI) Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 24 emerging markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expense of investing.

After-tax returns presented in the table for the Predecessor Fund were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Predecessor Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: IronHorse Capital LLC serves as investment adviser to the Fund.

Portfolio Manager: The Fund is managed by Charles Albert Cunningham, III, CFA, Chief Investment Officer of IronHorse. Mr. Cunningham has managed the Fund since its inception (as the predecessor mutual fund) in 2013.

Purchase and Sale of Fund Shares: The Fund will issue and redeem shares at NAV only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Individual shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Fund may trade at a price that is greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at conductorfunds.com.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income, long-term capital gains or qualified dividend income, or a combination of the three. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective: The Fund seeks to provide long-term risk-adjusted total return. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies: The Fund is an actively-managed exchange-traded fund (“ETF”) that normally invests at least 80% of its assets in equity securities or investments that are economically tied to equity securities. The Fund seeks to achieve its investment objective by investing under normal circumstances in a portfolio of equity securities exhibiting superior fundamental attributes. The Fund’s Adviser develops the composition of the Fund’s portfolio using technical, fundamental and quantitative analysis to select equity securities that meet specific value-oriented criteria. The Fund’s investment in shares of other investment companies, including ETFs, and derivative instruments will be counted toward the 80% policy discussed above to the extent such investments have economic characteristics similar to equity securities.

The Adviser employs a fundamentals-based quantitative factor model to attempt to identify investments that are undervalued by the market in comparison to the Adviser’s assessment of the investments’ intrinsic value. The model relies upon fundamental metrics which include, but are not limited to: cash flow generation, profitability and balance sheet metrics. Once investment opportunities meeting these fundamental criteria are identified, the Adviser employs a technical model to measure relative price trends. The technical model evaluates the momentum, pricing behavior and chart patterns of each security to trigger buy and sell decisions. No individual securities will be purchased unless all specific fundamental and technical criteria are satisfied. The Adviser will generally sell an investment whose price the Adviser believes is no longer undervalued by the market in comparison to the Adviser’s assessment of the investments’ intrinsic value, as a result of a material change in the business of the issuer or a material appreciation in the price of the security, or if the Adviser believes that a more attractive investment opportunity becomes available.

The Fund seeks to invest under normal circumstances in equity securities that are economically tied to at least three countries (one of which may be the United States). Under normal circumstances, the Fund invests at least 40% of its assets in issuers located outside the United States, unless market conditions are not deemed favorable by the Fund’s Adviser, in which case the Fund would invest at least 30% of its assets in issuers located outside the United States. Equity securities in which the Fund may invest include common stocks and equity-equivalent securities or derivatives whose values are based on common stocks, such as options (stock or stock index), futures contracts (stock or stock index) and index swaps. The Fund may invest in U.S. and non-U.S. dollar-denominated securities of U.S. and foreign (non-U.S.) issuers, provided that such investments shall be in accordance with the limits set forth in the second sentence of this paragraph. The Fund may invest in common stocks of large-cap companies, as well as small and mid-cap companies. The Adviser typically purchases stocks on host exchanges of a company’s respective country of domicile, allowing the Fund to benefit from pure currency diversification.

The Fund prioritizes managing risk exposures. When the Adviser’s macro analysis indicates that market risks have risen, the Fund may employ hedges such as investing in cash, ETFs, or simple index options to preserve portfolio returns. If employed, index derivatives will represent only a portion of the Fund’s expected investments. The Fund may also engage in short sales of equity index ETFs and similar instruments to manage risk. The Fund’s typical net exposure as a percentage of the Fund’s assets will range from 50% net long to 100% net long. The Fund may engage in active trading of portfolio securities to achieve its investment goal.

In response to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities, money market instruments and cash. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve upside return may be limited; however, the ability to be fully defensive is an integral part of achieving the Fund’s investment objective.

The Fund may also engage in securities lending to generate income.

Although not part of its principal investment strategy, the Adviser may employ hedging transactions, including currency hedging, when the Adviser deems market conditions to be favorable and doing so is in the best interest of the Fund and its shareholders.

Principal and Other Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The Adviser cannot guarantee that the Fund will achieve its objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. It is important that investors closely review and understand these risks before making an investment in the Fund. Additional information regarding the principal and certain other risks of investing in the Fund is provided below. The Fund’s SAI, which is incorporated by reference into this Prospectus, includes more information about the Fund and its investments and risks. The risks described in this Prospectus (and in the SAI) are not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

The Fund may be subject to the risks described below through its own direct investments and indirectly through investments in underlying funds, including ETFs.

●	Absence of an Active Market Risk . The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund’s shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

●	Active Trading Risk. A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the instruments traded can be bought and sold without corresponding commission costs. Active trading of instruments may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

●	Cash Positions Risk. The Fund may hold a significant position in cash, cash equivalent securities or U.S. Treasury investments. When the Fund’s investment in cash, cash equivalent securities or U.S. Treasury investment increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested.

●	Cash Transactions Risk . The Fund may affect all or a portion of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. If the Fund effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

●	Commodities Risk. Exposure to commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil importing nations. OPEC and other oil- producing countries may agree to reduce production as they did in 2020 in response to the COVID-19 pandemic. An extended period of reduced production and continued price volatility may significantly lengthen the time the energy sector would need to recover after a stabilization of prices. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.

●	Credit Risk. The risk that issuers or guarantors of a fixed income security cannot or will not make payments on the securities and other investments held by the Fund may result in losses to the Fund. Changes in the credit rating of a debt security or of the issuer of a debt security held by the Fund could have a similar effect. The credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes, which may lower their value and may affect their liquidity. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk. The Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

●	Currency Risk. The risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign (non-U.S.) currency transactions that are economically tied to emerging market countries.

●	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund or its Service Providers to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, or its Service Providers may adversely impact the Fund or its shareholders. Because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and its Service Providers are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. Events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

The computer systems, networks and devices used by the Fund and its Service Providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its Service Providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party Service Providers.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value; impediments to trading; the inability of the Fund and its Service Providers to transact business; prevention of Fund investors from purchasing, redeeming or exchanging shares or receiving distributions; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

●	Derivatives Risk. The Fund may invest, either directly or through an underlying fund, in derivatives, which are financial instruments whose value is typically based on the value of a security, commodity or index. These instruments include options, futures contracts, forward currency contracts, swap agreements, including total return swap agreements, and similar instruments. Derivatives may also include customized baskets or options (which may incorporate other securities directly and also various derivatives including common stock, options, and futures) structured as agreed upon by a counterparty, as well as specially structured types of mortgage- and asset-backed securities whose value is often linked to commercial and residential mortgage portfolios. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested.

Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. The Fund may use a variety of currency hedging techniques to attempt to hedge exchange rate risk or gain exposure to a particular currency. When used for hedging purposes, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged. Because the markets for certain derivative instruments are relatively new, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes and there can be no assurance that a particular derivative position will be available when sought by the Adviser or that such techniques will be utilized by the Adviser.

The market value of derivative instruments and securities may be more volatile than that of other instruments and may be subject to unanticipated market movements, which are potentially unlimited. Each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. The value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track.

Derivatives are subject to a number of other risks, including liquidity risk (the possibility that the derivative may be difficult to purchase or sell and the Adviser may be unable to initiate a transaction or liquidate a position at an advantageous time or price), leverage risk (the possibility that adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative), interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations), and counterparty risk (the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument). In addition, because derivative products are highly specialized, investment techniques and risk analyses employed with respect to investments in derivatives are different from those associated with stocks and bonds. Finally, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Derivative instruments are also subject to the risk that the market value of an instrument will change to the detriment of the Fund. If the Adviser inaccurately forecast the values of securities, currencies or interest rates or other economic factors in using derivatives, the Fund might have been in a better position if it had not entered into the transaction at all. Some strategies involving derivative instruments can reduce the risk of loss, but they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other investments held by the Fund. The Fund may also have to buy or sell a security at a disadvantageous time or price because regulations require funds to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

The Fund’s SAI provides a more detailed description of the types of derivative instruments in which the Fund may invest and their associated risks.

●	Emerging Market Risk. The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include less social, political and economic stability; smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility; more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less transparent and established taxation policies; less developed regulatory or legal structures governing private and foreign investment; more pervasiveness of corruption and crime; less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts; less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.; greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries. Because of these risk factors, the Fund’s investments in developing market countries are subject to greater price volatility and illiquidity than investments in developed markets. Governments of emerging market countries may own or control parts of the private sector. Accordingly, government actions could have a significant impact on economic conditions. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular sector and/or company, limit the investment by foreign persons to a specific class of securities of an issuer that may have less advantageous rights than a domestically available class, require foreign investors to maintain a trading account with only one licensed securities company in the relevant market and/or impose additional taxes on foreign investors. These may contribute to the illiquidity of the relevant securities market, as well as create inflexibility and uncertainty as to the trading environment. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

●	Equity Risk. Equity securities including common stocks are susceptible to general stock market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or the changing economic, political or market conditions. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

●	ETF Structure Risks . The Fund is structured as an ETF and as a result is subject to special risks, including:

○	Not Individually Redeemable: Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

○	Trading Issues: Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. An active trading market for the

Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

○	Market Price Variance Risk: The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying shares on the secondary market, and you may receive less than NAV when you sell those shares. This means that shares may trade at a discount or premium to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares. In times of market stress, such as what was experienced in 2020 with the COVID-19 pandemic, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of the Fund’s shares and the Fund’s net asset value. The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price. When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

●	Fluctuation of Net Asset Value Risk . The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

●	Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

●	Foreign (Non-U.S.) Investment Risk. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the United States, and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies. Foreign securities involve risks due to less stringent foreign securities regulations and less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; less stringent investor protections and corporate governance; more or less foreign government regulation; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political, financial, social and economic events (including, for example, military confrontations, war and terrorism) or diplomatic developments. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

Foreign securities involve special risks and costs, which are considered by the investment adviser in evaluating the creditworthiness of issuers and making investment decisions for the Fund. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries (including, for example, military confrontations, war and terrorism). A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.

Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, trade restrictions (including tariffs) or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

While the Fund’s investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Fund are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s or underlying fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that the Fund or underlying fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The net currency positions of the Fund or underlying funds may expose them to risks independent of their securities positions.

The Fund may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit and general economic and political positions of each such state, including, each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union (“EU”), in particular those within the Euro zone. Changes in these factors might materially and adversely impact the value of securities in which the Fund or underlying fund has invested.

On January 31, 2020, the United Kingdom (“UK”) left the EU (commonly referred to as “Brexit”). The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the EU-UK relationship remain subject to further negotiation. The full effects of Brexit are unknown at this time and could negatively impact the value of the Fund’s investments. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by those actions. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU, which could exacerbate market and currency volatility and negatively impact the Fund’s investments in securities issued by companies located in EU countries. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. Recent and upcoming European elections could, depending on the outcomes, further call into question the future direction of the EU. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. The impact of these actions, especially if they occur in a disorderly fashion, is not clear, but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Investment exposure to China subjects the Fund to specific risks. China may be subject to considerable degrees of economic, political and social instability. It is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on its economy.

In addition, there has been enhanced regulatory focus in the U.S. on access to audit and other information regarding Chinese companies. In November 2020, an executive order was issued prohibiting investments in certain Chinese companies that might be owned or controlled by the military, resulting in NASDAQ removing shares of certain companies from its indexes and the NYSE delisting certain companies. In December 2020, the Holding Foreign Companies Accountable Act (“HFCAA”) was signed into law, requiring the SEC to ban trading on all U.S. exchanges of any foreign company for which the Public Company Accounting Oversight Board (“PCAOB”) is unable to inspect audit workpapers for three consecutive years, which is a particular threat to Chinese companies as PCAOB inspection of the audit work of foreign accounting firms conflicts with Chinese law and policy. The enactment of the HFCAA and other efforts to increase U.S. regulatory access to audit workpapers could cause investor uncertainty, and the market price of any Chinese securities held by the Fund could be adversely affected. In addition, PCAOB’s inability to evaluate the audits and quality control procedures of auditors deprive investors of the transparency and protections provided by such evaluations and may subject such investors to a heightened risk of fraud. The composition of an emerging market index generally will not weigh individual securities by investor protection considerations. Therefore, to the extent the Fund tracks an emerging market index, it could invest in companies that lack transparency and other investor protections.

●	Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. For example, the price of a stock can drop from its closing price one night to its opening price the next morning. The difference between the two prices is the gap. Trading halts may lead to gap risk.

●	Geographic and Sector Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development or natural or other event, including war, terrorism, natural and environmental disasters, epidemics, pandemics and other public health crises, affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular country or sector.

●	Hedging Transactions Risk. The Adviser may employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs.

Investing for hedging purposes or to increase the Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. The Fund may use a variety of currency hedging techniques to attempt to hedge exchange rate risk or gain exposure to a particular currency. When used for hedging purposes, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged. Because the markets for certain derivative instruments are relatively new, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes and there can be no assurance that a particular derivative position will be available when sought by the Adviser or that such techniques will be utilized by the Adviser.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

●	Index Risk. If a derivative or ETF is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative or ETF to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

●	Investment Companies and Exchange-Traded Funds (“ETFs”) Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. In addition, the risk of owning shares of another investment company or an ETF generally reflects the risks of owning the underlying investments such investment company or ETF holds. The Fund will also incur brokerage costs when it purchases and sells ETFs. In addition, the market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when ETF shares trade at a premium or discount to net asset value.

In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities.

●	Inverse, Leveraged and Inverse-Leveraged ETFs Risk. The Fund may invest in inverse, leveraged and inverse leveraged ETFs. Inverse ETFs generally use derivatives that are designed to produce returns that move in the opposite direction of the indexes they track, meaning that when the value of the index rises, the inverse ETF suffers a loss. Leveraged ETFs attempt to provide a multiple of the performance of an index. An ETF that utilizes leverage may be more volatile than an ETF that does not because leverage tends to exaggerate any effect on the value of the portfolio securities. Inverse-leveraged ETFs seek returns that correspond to a multiple of the inverse of the performance of an index. Because inverse, leveraged or inverse- leveraged ETFs typically seek to obtain their objective on a daily basis, holding such ETFs for longer than a day will produce the result of the ETF’s return for each day compounded over the period, which usually will differ from the actual multiple (or inverse) of the return of the ETF’s index for the period, particularly when the index experiences large ups and downs. During periods of market volatility, inverse ETFs may not perform as expected.

●	Issuer-Specific Risk. The value of a specific security or option can be more volatile than the market as a whole and may perform worse than the market as a whole. The value of large cap securities, as represented by the S&P 500 Index, can be more volatile than smaller cap securities due to differing market reactions to adverse issuer, political, regulatory, market, or economic developments.

●	Large-Cap Securities Risk. The securities of large capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large market capitalization companies may be unable to attain or maintain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Management Risk. The Fund’s investment strategies may not result in an increase in the value of your investment in the Fund or in overall performance equal to other similar investment vehicles having similar investment strategies to those of the Fund. The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser may have conflicts of interest that could interfere with its management of the Fund’s portfolio. For example, the Adviser or its affiliates may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategy of the Fund, creating potential conflicts of interest when making decisions regarding which investments may be appropriate for the Fund and other clients. Management risk includes the risk that the quantitative model used by the Fund’s investment adviser may not perform as expected, particularly in volatile markets.

●	Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non- U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond or other markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Different sectors of the market and different security types may react differently to such developments. Changes in value may be temporary or may last for extended periods. The Fund may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

●	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve may reduce market support activities. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also continue to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

●	Model Risk. The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors, which may result in a decline in the value of the Fund’s shares. Any imperfections or limitations in a model could affect the ability of the manager to implement strategies. By necessity, models make simplifying assumptions that limit their efficacy. Models relying on historical market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. In addition, the model may not adequately take into account certain factors, the data used in the model may be inaccurate, or the computer programming used to create quantitative models might contain one or more errors. Such errors might never be detected, or might be detected only after the Fund has sustained a loss (or reduced performance) related to such errors. Moreover, during periods of increased volatility or changing market conditions, the commonality of portfolio holdings and similarities between strategies of quantitative managers may amplify losses. An increasing number of market participants may rely on models that are similar to those used by the Adviser, which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio holdings, the Fund could suffer significant losses. In addition, changes in underlying market conditions can adversely affect the performance of a model.

●	New Fund Risk . The Fund is recently formed. Investors bear the risk that the Fund may not grow to or maintain an economically viable size, not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.

●	Portfolio Turnover Risk. The Fund may experience high portfolio turnover, including investments made on a shorter-term basis, which may lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

●	Retail Sector Risk. Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy and, in turn, negatively affect companies in the retail sector. A recent example is the negative impact on the retail sector of the aggressive measures taken worldwide by governments in response to COVID-19, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

●	Securities Lending Risk. To realize additional income, the Fund may lend portfolio securities with a value of up to 33 1/3% of the total assets, including any collateral received from the loans. The Fund receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. The collateral the Fund receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by the Adviser. The Fund may use any cash collateral it receives to invest in short-term investments, including money market funds. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by the Fund may be less than the value of the securities on loan. The Fund will receive income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received. The risks associated with lending portfolio securities, as with other extensions of secured credit, include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

●	Short Selling Risk. The Fund will engage in short selling and short position derivative activities using options, which are significantly different from the investment activities commonly associated with conservative stock funds. The Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that its portfolio manager believes possess volatility characteristics similar to those being hedged. The Fund may also use short sales for non-hedging purposes to pursue its investment objectives if, in the portfolio manager’s view, the security is over-valued. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on the Fund’s portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover the Fund’s short position will be available for purchase. Positions in shorted equity securities and derivatives are speculative and more risky than “long” positions (purchases) because the cost of the replacement equity security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling equity securities short could suffer significant losses. If the Fund is required to cover its short positions in securities at the same time other short-sellers are trying to borrow or buy such securities, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short positions at an unfavorable price. In addition, if the Fund’s securities short positions or its strategy become generally known as a result of required disclosure obligations or otherwise, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes. The SEC and other U.S. and non-U.S. regulatory authorities have imposed, and may impose in the future, restrictions on short selling, either on a temporary or permanent basis. Such restrictions may include placing limitations on specific companies and/or industries with respect to which the Fund may enter into short positions, and may hinder the Fund in, or prevent it from, implementing its investment strategies, and may negatively affect performance.

●	Small-Cap and Mid-Cap Securities Risk. The risk that the value of securities issued by small- and mid-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. The securities issued by small- and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited product lines, managerial experience and financial resources.

●	Technology Securities Risk. Securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

●	Trading Issues Risk. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

●	Value Investing Risk. Value investing attempts to identify securities selling at a discount in comparison to the Adviser’s assessments of their intrinsic value. Such securities may not increase in price as anticipated by the Adviser, and may even decline further in value if other investors fail to recognize the issuer’s value or if the events or factors that the Adviser believes will increase a security’s market value do not occur. Value investing is subject to the risk that an issuer’s intrinsic value may never be fully realized by the market or that an issuer judged by the Adviser to be undervalued may actually be appropriately priced. Additionally, such securities may decline in value in the short- or long-term even though they are deemed by the Fund to be undervalued. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

●	Valuation Risk. The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because portfolio securities of the Fund may be traded on non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

●	Volatility Risk. The investments held by the Fund or an underlying fund may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s or an underlying fund’s portfolio may fluctuate due to factors that affect markets generally or that affect a particular industry or sector. The value of an investment in the Fund’s or an underlying fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s or an underlying fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund or an underlying fund.

Additional Information About Risks

The Fund’s SAI, which is incorporated by reference into this Prospectus, includes more information about the Fund and its investments and risks. The risks described in this Prospectus (and in the SAI) are not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

Portfolio Holdings Disclosure: A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s SAI. Shareholders may request portfolio holdings schedules at no charge by calling 1-844-GO-RAILX (1-844-467-2459).

Changes of Investment Policies

In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted an investment policy that it will, under normal circumstances, invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in the type of investments suggested by the Fund’s name. This requirement is applied at the time of investment. This investment policy may be changed at any time by the Fund’s Board of Trustees on 60 days’ prior written notice to shareholders.

MANAGEMENT

Investment Adviser

IronHorse Capital LLC (“IronHorse” or the “Adviser”), with principal offices at 3102 West End Avenue, Suite 400 Nashville, TN 37203, serves as the investment adviser of the Fund. IronHorse has been in business since 2009 and is a wholly-owned subsidiary of IronHorse Holdings LLC, which is directly owned by Harrison Kerr Tigrett and Charles Albert Cunningham III. In addition to advising the Fund and other funds, IronHorse provides investment advisory services to separately managed accounts which consist of global mid to large cap equities, primarily focusing on investments in developed regions and markets. Subject to the supervision of the Fund’s Board of Trustees, the Adviser is responsible for managing the Fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the Fund and the Adviser. As of October 30, 2021, the Adviser had approximately $73 million in assets under management.

The Adviser has entered into an advisory agreement with the Fund, whereby the Adviser is entitled to receive an annual fee equal to 1.25% of the average daily net assets of the Fund. In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

The Adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses to ensure that total annual Fund operating expenses (exclusive of brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.25% of the Fund’s average daily net assets. The Adviser has agreed to continue this arrangement for the duration of its investment advisory agreement with the Fund. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s Investment Advisory Agreement is expected to be available in the Fund’s annual shareholder report for the period ending October 31, 2022.

Portfolio Manager

Charles Albert Cunningham, III, CFA

Mr. Cunningham is the Portfolio Manager for the Fund. He has served as Chief Investment Officer of IronHorse since November 2009 and is a member of IronHorse’s investment committee. Prior to joining IronHorse, he served as Senior Research Associate for Dunavant Capital Management from June 2007 to November 2009. Mr. Cunningham holds an M.B.A. in Finance from Vanderbilt University and a B.A. in Political Science from University of the South. He is a CFA Charterholder.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) of the Fund’s shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non- U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s Fair Valuation Committee in accordance with procedures approved by the Board and as further described below.

The Fund will use an independent pricing service (“Pricing Service”) to calculate the fair market value of the Fund’s foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the Pricing Service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The Pricing Service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Authorized Participants will not be able to redeem or purchase Fund shares. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s Fair Valuation Committee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short- term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when Authorized Participants will not be able to purchase or redeem the Fund’s shares.

In accordance with procedures approved by the Board (“Valuation Procedures”), if market quotations are not readily available or if, in the opinion of the Fund’s Adviser, the market quotation that is used to value a security does not represent a readily available market quotation or does not reflect the fair value of the security, the security will be valued at its fair market value (“Fair Valuation”) as determined in good faith by a fair valuation pricing committee. The Board has delegated certain valuation responsibilities to the committee in accordance with the Valuation Procedures. The Valuation Procedures also require Fair Valuation of certain other types of securities, such as illiquid securities. In all of these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Because Fair Valuation involves subjective judgments, Fair Valuation may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and considers the determinations reached by the fair value committee in ratifying the fair value committee’s application of the fair valuation methodologies employed. Prices of foreign (non-U.S.) securities quoted in foreign (non-U.S.) currencies will be translated into U.S. dollars at current rates. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is generally calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Premium/Discount Information

Most investors will buy and sell shares of the Fund in secondary market transactions through brokers at market prices and the Fund’s shares will trade at market prices. The market price of shares of the Fund may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of the Fund.

Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), may be disseminated every 15 seconds throughout each trading day by the securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the Fund’s securities, including cash required to be deposited in exchange for a Creation Unit. The IOPV is generally determined by using both current market quotations and price quotations obtained from broker-dealers and other market intermediaries that may trade in the Fund’s portfolio securities. The IOPV may not reflect the exact composition of the Fund’s current portfolio of securities at a particular point in time or the best possible valuation of the Fund’s current portfolio. As a result, the IOPV should not be confused with the NAV, which is computed only once a day. Information regarding how often the shares of the Fund traded at a price above (at a premium to) or below (at a discount to) the NAV of the Fund during the past four calendar quarters, when available, can be found at conductorfunds.com.

HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on the Exchange under the symbol CGV. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized participants (“APs”) may acquire shares directly from the Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 25,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

The approximate value of shares of the Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for shares of the Fund and an estimated cash component may be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the shares, and the Fund does not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in the Fund’s shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that the Fund’s shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s shares.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Fund, and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Additional Compensation to Financial Intermediaries: Northern Lights Distributors, LLC, the Fund’s distributor, its affiliates, and the Fund’s Adviser or its affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund, including affiliates of the Adviser. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Unlike interests in conventional mutual funds, which typically are bought and sold from and to the fund only at closing NAVs, the Fund’s shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid annually.

The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,

●	You sell your shares listed on the Exchange, and

●	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid annually by the Fund. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rate for net capital gain -- a maximum of 20%. In addition, a 3.8% Medicare tax may also apply. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations -- subject to similar restrictions.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of (and in reduction of) your basis in the shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you at ordinary income or capital gain rates (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 24% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component (as defined in the SAI) it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisors with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws. See “TAX STATUS” in the SAI for more information.

EXHIBIT B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this                , 2022, by and among Two Roads Shared Trust (the “Trust”), a Delaware statutory trust, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on behalf of its series the Conductor Global Equity Value Fund (the “Acquired Fund”), and the Trust, on behalf of its series Conductor Global Equity Value ETF (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and, solely with respect to Article IX, IronHorse Capital, LLC (“IHC”), with its principal place of business at 3102 West End Avenue, Suite 400, Nashville, Tennessee 37203.

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Such transactions will consist of: (i) the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, no par value per share, of shares of the Acquiring Fund (the “Acquiring Fund Shares”) and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; followed by (ii) the distribution of the Acquiring Fund Shares pro rata to the shareholders of the Acquired Fund in exchange for their shares in the Acquired Fund (the “Acquired Fund Shares”) in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Trust or the assets of any other series of the Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of the Trust, which is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1          THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2          ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, cash equivalents, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund will provide the Acquiring Fund with its most recent audited financial statements as of the Closing Date, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3          LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding expenses relating to the Reorganization and borne by IHC pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

1.4          LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In the Reorganization, each Acquired Fund Shareholder will receive the number of Acquiring Fund Shares that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date (following the redemption of fractional shares pursuant to Section 5.11).

For shareholders of the Acquired Fund that hold Acquired Fund Shares through accounts that are not permitted to hold Acquiring Fund Shares, Acquiring Fund Shares may be held by a transfer agent of the Acquiring Fund for the benefit of such Acquired Fund Shareholders pending delivery of information with respect to accounts that are permitted to hold Acquiring Fund Shares. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5          OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agents.

1.6          TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7       TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to terminate and cease operations as a series of the Trust. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1          VALUATION OF ASSETS. The value of the Acquired Fund’s Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of each of the Acquired Fund Shares and Acquiring Fund Shares shall be computed by Ultimus Fund Solutions, LLC, the Acquiring Fund’s accounting agent and administrator (the “Administrator”), in the manner set forth in the Trust’s Agreement and Declaration of Trust, or By-Laws, the Acquiring Fund’s then-current prospectus and statement of additional information and in the procedures adopted by the Trust’s Board of Trustees. The NAV per share of Acquired Fund Shares shall be computed by the Administrator”), in the manner set forth in the Trust’s Agreement and Declaration of Trust, or By-Laws, the Acquired Fund Shares and Acquiring Fund Shares then- current prospectus and statement of additional information and in the procedures adopted by the Trust’s Board of Trustees.

2.2          VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of Acquiring Fund Shares and the NAV per share of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of Acquiring Fund Shares to be issued in the Reorganization in exchange for Acquired Fund Shares shall be determined by the Administrator by dividing the NAV of the Acquired Fund Shares, as determined in accordance with paragraph 2.1, by the NAV of one Acquiring Fund Share, as determined in accordance with Paragraph 2.1 hereof.

2.3          DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by the Administrator, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1          CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about            , 2022, or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of the Administrator, or at such other time and/or place as the parties may agree. For the avoidance of doubt, the Closing may be held in person, by facsimile, email or such other communication means as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2          CUSTODIAN’S CERTIFICATE. The Acquired Fund shall cause Brown Brothers Harriman & Co. (“Custodian”), to deliver at the Closing a certificate of an authorized officer stating that (a) the Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the custodian for the Acquiring Fund, immediately prior to the Closing Date and (b) all necessary Taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Target Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.

3.3          EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4          TRANSFER AGENT’S CERTIFICATE. The Trust, on behalf of the Acquired Fund, shall cause the Administrator, as its transfer agent as of the Closing Date to deliver at the Closing to the Secretary of the Trust a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares of the Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Trust, on behalf of the Acquiring Fund, shall issue and deliver or cause BBH, its transfer agent, to issue and deliver to the Secretary of the Trust a confirmation evidencing the number of Acquiring Fund Shares to be credited on the Closing Date and provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of then Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1          REPRESENTATIONS OF THE ACQUIRED FUND. The Trust, on behalf of the Acquired Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

(a)           The Acquired Fund is a separate series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b)           The Trust is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the 1940 Act, is in full force and effect.

(c)           The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement will not result in, the violation of any material provision of the Trust’s Agreement and Declaration of Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)           The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

(f)           The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g)          Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge, without any special investigation or inquiry, threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h)          The financial statements of the Acquired Fund for the most recently completed fiscal year ended [ ], are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of such fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(i)           Since the end of the Acquired Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j)           All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete in all material respects as of the time of their filing. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made and properly accounted therefor. To the knowledge of the Trust, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the Trust, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Acquired Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, pending or threatened in writing with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

(k)           All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into any shares of the Acquired Fund.

(l)           At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund’s Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(m)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. This Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)           The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o)           From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6) and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p)           The Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of the Trust under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q)           The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r)           The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(t)           The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u)           The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v)           The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w)           The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), and (v) of this Section 4.1.

4.2          REPRESENTATIONS OF THE ACQUIRING FUND. The Trust and the Acquiring Fund represent and warrant to the Trust and the Acquired Fund as follows:

(a)           The Acquiring Fund is a separate series of the Trust, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b)           The Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)           The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Trust’s Agreement and Declaration of Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)           Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, without any special investigation or inquiry, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)           There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment adviser of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory contract and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(g)           All issued and outstanding Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)           The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j)           From the mailing of the N-14 Registration Statement and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state blue sky or securities laws in order to continue its operations after the Closing Date.

(l)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m)           Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, the Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

(n)           The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

4.3          REPRESENTATIONS OF THE TRUST. The Trust represents and warrants as follows:

(a)           The Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

ARTICLE V

COVENANTS

5.1           OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2           RESERVED.

5.3           ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4           FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5           STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund, as well as any capital loss carryovers that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.

5.6          PREPARATION OF N-14 REGISTRATION STATEMENT. The Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7          RESERVED.

5.8          TAX RETURNS. The Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9          CLOSING DOCUMENTS. At the Closing, the Trust, on behalf of the Acquired Fund, will provide the Trust, on behalf of the Acquiring Fund, the following:

(a)           A certificate, signed by the President and the Treasurer or Assistant Treasurer of the Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b)           A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c)           A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each Acquired Fund Shareholder of record; the number of shares of beneficial interest held by each Acquired Fund Shareholder; the dividend reinvestment elections applicable to each Acquired Fund Shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W- 8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each Acquired Fund Shareholder; and such information as the Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d)           All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.10      TAX TREATMENT. The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization described in Section 368(a) of the Code.

5.11      FRACTIONAL SHARES. Prior to the Effective Time, the Acquired Fund shall redeem all fractional shares of the Acquired Fund outstanding on the records of the Acquired Fund’s transfer agent.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1          The N-1A Registration Statement filed by the Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.2          As of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.3          The Trust’s Board of Trustees, including a majority of Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1          The Acquired Fund shall have delivered to the Acquiring Fund (a) a certificate, signed by the President or Vice President and the Treasurer or Assistant Treasurer of the Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund; (b) the Acquired Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; (d) copies of the Tax books and records of the Acquired Fund for purposes of preparing any Tax returns required by law to be filed after the Closing Date; and (e) a statement of earnings and profits of the Acquired Fund, as described in paragraph 5.5.

7.2          The Trust’s Board of Trustees, including a majority of Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraph 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1          On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.2          All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.3       Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4       The Trust shall have received the opinion of [Blank Rome, LLP] dated as of the Closing Date and addressed to the Trust, in a form satisfactory to it, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a)           The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)           No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c)           The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d)        The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e)           No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f)            No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization (except with respect to cash received by Acquired Fund Shareholders in redemption of fractional shares prior to the Reorganization);

(g)         The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h)           Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i)           The taxable year of the Acquired Fund will not end as a result of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.4.

8.5          Each party shall have performed all of its covenants set forth in Article V, and its representations and warranties set forth in Article IV shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and the President of the Trust shall have executed a certificate to such effect.

ARTICLE IX

EXPENSES

9.1       Except as otherwise provided for herein, IHC (or any affiliate thereof) shall bear all expenses of the transactions contemplated by this Agreement (other than expenses, if any, of the shareholders). Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Trust, and counsel to the Independent Trustees of the Trust; (f) solicitation costs of the transactions; (g) service provider conversion fees; and (g) any costs associated with meetings of each Fund’s Board of Trustees relating to the transactions contemplated herein.

IHC (or any affiliate thereof) shall remain so liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

Notwithstanding the above, the Target Fund has agreed to pay a portion of the expenses described above relating to the Reorganization, and at the Closing will make payment to IHC in the amount of 50% of the expenses described above relating to the Reorganization, but in no event more than $100,000.00, as reimbursement for a portion of the expenses of the Reorganization. The Fund’s obligation to reimburse IHC will be contingent upon the successful completion of the Reorganization.

[9.2       At the Closing, IHC shall pay the estimated costs of the Reorganization to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by IHC within thirty (30) days after the Closing.]

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1      The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2      The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1      This Agreement may be terminated by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date if:

(a)       any party shall have breached any material provision of this Agreement;

(b)        circumstances develop that, in the opinion of such Board, make proceeding with the Reorganization inadvisable;

(c)        such Board determines that the consummation of the transactions contemplated herein is not in the best interest of the Acquired Fund and/or Acquiring Fund; or

(d)        any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

11.2      In the event of any such termination, there shall be no liability for damages on the part of any party to the other parties.

ARTICLE XII

AMENDMENTS

12.1         This Agreement may be amended, modified, or supplemented prior to the Closing Date by the parties in writing; provided, however, that no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1      The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Trust’s Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and signed by authorized officers of the Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Trust’s Agreement and Declaration of Trust.

13.6      It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Trust’s Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquired Fund and signed by authorized officers of the Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Trust’s Agreement and Declaration of Trust.

13.7      The Trust, on behalf of the Acquiring Fund and the Acquired Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund, respectively, or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund, respectively, shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund, respectively, and that no other series of the Trust shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1       Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1      The Trust will provide the appropriate representatives with such cooperation, assistance and information as may reasonably be requested in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2      Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

TWO ROADS SHARED TRUST
on behalf of the Acquired
Fund By:
Name:
Title:

TWO ROADS SHARED TRUST
on behalf of the Acquiring
Fund By:
Name:
Title:

IRONHORSE CAPITAL, LLC
solely with respect to Article
IX By:
Name:
Title:

STATEMENT OF ADDITIONAL INFORMATION

CONDUCTOR GLOBAL EQUITY VALUE

ETF TWO ROADS SHARED TRUST

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

June 28, 2022

Listed and traded on:

New York Stock Exchange

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Information Statement/Prospectus dated June 28, 2022, as may be amended from time to time, relating to the proposed reorganization of the Conductor Global Equity Fund (the “Target Fund” or “Predecessor Fund”), a series of Two Roads Shared Trust (the “Trust”), into the Conductor Global Equity Value ETF, (the “Fund” or the “Acquiring ETF”), a series of the Trust. A copy of the Information Statement/Prospectus is available by calling toll free 1-844-GO-RAILX (1-844-467-2459).

This SAI relates specifically to the proposed reorganization of the Target Fund into the Acquiring ETF, a newly created series of the Trust. This SAI consists of this document and the following described documents, each of which is incorporated by reference herein:

●	The Target Fund’s prospectus and SAI dated March 1, 2022, which is on file with the SEC (http://www.sec.gov) (File No. 811-22718) (Accession No. 0001580642-22-001092);

●	The Target Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2021, including the audited financial statements and related report of the independent public accounting firm, which is on file with the SEC (http://www.sec.gov) (File No. 811-22718) (Accession No. 0001580642-22-000133);

●	The Target Fund’s Semi-Annual Report to shareholders for the fiscal period ended April 30, 2021, which is on file with the SEC (http://www.sec.gov) (File No. 811-22718) (Accession No. 0001580642-21-003058); and

●	The Acquiring Fund’s Statement of Additional Information dated April 13, 2022, which is on file with the SEC (http://www.sec.gov) (File No. 811-22718) (Accession No. 0001580642-22-002069).

Because the Acquiring ETF is newly-created for the purposes of the reorganization, the Acquiring ETF has not published annual or semi-annual shareholder reports. The Target Fund shall be the accounting and performance survivor in the reorganization, and the Acquiring ETF, as the corporate survivor, will adopt the accounting and performance history of the Target Fund.

Supplemental Financial Information

Tables showing the fees and expenses of the Target Fund and the fees and expenses of the Acquiring ETF on a pro forma basis after giving effect to the proposed Reorganization, are included in the “Fee Table and Expense Example” section in the Information Statement/Prospectus. The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment objectives, strategies and restrictions of the Target Fund being identical to the Acquiring ETF. As a result, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included. There are no material differences in the accounting, valuation and tax policies of the Target Fund as compared to those of the Acquiring ETF.

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